                                 SCHEDULE 14A
                                 (RULE 14-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant: X
Filed by a Party other than the Registrant
Check the appropriate box:
[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a
   6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                             BUSINESS OBJECTS S.A.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

   Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

                    [LOGO OF BUSINESS OBJECTS APPEARS HERE]
                                SOCIETE ANONYME
                     WITH A SHARE CAPITAL OF FF 16,904,147
                     REGISTERED OFFICE : 1 SQUARE CHAPTAL
                            92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994

                                ---------------

            NOTICE TO ADS HOLDERS OF AN ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 1998

  NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting (the "Annual Meeting") of the shareholders of Business Objects S.A., a French corporation (the "Company") will be held on June 18, 1998 at 9:00 a.m. at 1, square Chaptal, 92300 Levallois-Perret (Paris) in France, in order to hear the management report on the activities of the Company during fiscal 1997, and to vote on the following items:

  Within the authority of the Ordinary General Meeting, the following items will be voted on:

    1. To approve the financial statements of Business Objects S.A. for the year ended December 31, 1997.

    2.       To allocate the profits of the year ended December 31, 1997.

    3.       To renew the term of office of Arnold Silverman as a Director.

    4.       To renew the term of office of Albert Eisenstat as a Director.

    5.       To appoint Bernard Charles as a Director.

    6. To approve the statutory auditors report regarding transactions by the Company in which Directors have an interest.

  Within the authority of the Extraordinary General Meeting, the following items will be voted on:

    7. To increase the number of shares reserved for issuance under the 1994 Stock Option Plan by 750,000 shares.

    8.       To reserve 135,000 shares for issuance under the Employee
             Savings Plan.

    9. To re-affirm the price setting conditions of 53,132 shares reserved for issuance under the 1995 International Employee Stock Purchase Plan.

    10. To increase the number of shares reserved for issuance under the 1995 International Employee Stock Purchase Plan by 165,000 shares.

    11. to 13. To authorize the issuance of securities that participate in the share capital of the Company, with and without preferential subscription rights.

    14. To authorize capital increases in the event of a tender or exchange offer for securities of the Company.

    15. to 19. To authorize the issuance without payment of warrants to purchase an aggregate of 70,000 shares to certain Directors of the Company.

  The foregoing items are more fully described in the Proxy Statement accompanying this notice.

                                      By Order of the Board of Directors

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. IF THE QUORUM FOR THE ORDINARY AND/OR THE EXTRAORDINARY MEETING IS NOT MET ON JUNE 18, 1998, SHAREHOLDERS WILL BE INVITED TO VOTE AT A MEETING ON JUNE 25, 1998, ON THE SAME AGENDA AS DESCRIBED IN THIS NOTICE.

                    [LOGO OF BUSINESS OBJECTS APPEARS HERE]
                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                              PROCEDURAL MATTERS

GENERAL

  This Proxy Statement is being furnished in connection with the solicitation of Voting Instruction Cards by the Board of Directors of Business Objects S.A. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 18, 1998 at 9.00 a.m., French time, and at any adjournment thereof, for the purposes set forth herein.

  The Annual Meeting will be held at the offices of the Company located at 1 Square Chaptal, 92300 Levallois-Perret (Paris), France. The Company's telephone number is (331) 41 25 21 21.

  These solicitation materials were mailed on or about May 12, 1998, together with the Company's 1998 Annual Report, to all ADSs holders as of April 20, 1998 (the "Record Date"). The number of shares entitled to vote at the Annual Meeting as of the Record date is 16,915,115.

INFORMATION CONCERNING VOTING

  Pursuant to a program sponsored by the Company, ordinary shares of the Company (the "Ordinary Shares") are traded in the United States in the form of American Depositary Shares ("ADSs"), each ADS corresponding to one Ordinary Share placed on deposit with The Bank of New York (the "Depositary").

  Holders of ADSs may vote by using the enclosed Voting Instruction Card. Such holders who wish to directly vote the Ordinary Shares underlying the Company's ADSs and attend the Annual Meeting must contact the Depositary in order to become registered owners of the Shares corresponding to their ADSs prior to June 1, 1998.

QUORUM REQUIRED UNDER FRENCH LAW

  The required quorum for ordinary resolutions is one-fourth of the total outstanding shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

  The required quorum for extraordinary resolutions is one-third of the total outstanding shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is one-fourth of the total outstanding shares with voting rights on second call.

  Ordinary Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.

MAJORITY VOTE REQUIRED UNDER FRENCH LAW

  Passage of ordinary resolutions requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting.

  Passage of extraordinary resolutions requires the affirmative vote of two thirds of the shares present or represented at the Annual Meeting.

VOTING BY HOLDERS OF AMERICAN DEPOSITARY SHARES; RECORD DATE

  Holders of ADSs as of the Record Date are entitled to notice of the Annual Meeting, and may vote the ordinary shares underlying their ADSs at the Annual Meeting in one of two ways: (A) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than June 12, 1998 (the "Receipt Date"), a holder of ADSs will cause the Depositary to vote the shares underlying the ADSs in the manner prescribed in the Voting Instruction Card as more fully described below; or (B) a holder of ADSs may elect to exchange their ADSs for ordinary shares and may attend the Annual Meeting and vote the Ordinary Shares in person. The significant differences between these two alternatives are: (i) that a holder of ADSs will not be entitled to attend the Annual Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of ADSs may not have the opportunity to consider or vote on any matters which may be presented at the Annual Meeting other than those described in this Proxy Statement or any further solicitation made by the Company; (iii) a holder of ADSs is not entitled to present proposals at the Annual Meeting for consideration at such meeting; and (iv) a holder of Ordinary Shares must actually be the registered holder of the Ordinary Shares on June 17, 1998 (and hold such Ordinary Shares through the date of the Annual Meeting), and, therefore, holding ADSs (or ordinary shares) on the Record Date will not be sufficient to entitle one to attend or vote at the Annual Meeting.

  Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the articles of association of Business Objects S.A., vote or cause to be voted the Ordinary Shares underlying ADSs in accordance with any non-discretionary instructions set forth in such Voting Instruction Card. With respect to Voting Instruction Cards which are signed but on which no voting instructions have been indicated, the Depositary will vote or cause to be voted the Ordinary Shares in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

  The Depositary will not vote, cause to be voted or attempt to exercise the right to vote that is attached to ADSs if the Voting Instruction Card with respect to such ADSs is incorrectly completed or illegible. The Depositary will take no action to impair its ability to vote or cause to be voted the number of Shares necessary to carry out the instructions of all holders of ADSs.

  Voting Ordinary Shares. Under French law and the articles of association of the Company, only shareholders holding registered Ordinary Shares of the Company at least one Paris business day prior to the date of a shareholders' meeting may vote the Shares and attend such meeting. Therefore, in order for a holder of ADSs to attend the Annual Meeting and vote the Ordinary Shares, such holder must first become a registered owner of Ordinary Shares underlying the ADSs. To accomplish this, a holder of ADSs must deliver, on or before June 1, 1998, their ADSs to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Deposit Agreement. The Depositary will then request that the Paris office of Banque Paribas as custodian (the "Custodian") of the Ordinary Shares underlying the ADSs to register such holder in the share register of Business Objects S.A. and will request the Custodian to make arrangements to allow the holder of Ordinary Shares to vote at the Annual Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the "blocked period" of June 17, 1998 to June 18, 1998.

RECEIPT DATE

  The Depositary must receive the Voting Instruction Card on or before the Receipt Date in order to vote the ADSs on behalf of such holders. The Receipt Date is June 12, 1998.

REVOCABILITY OF VOTING INSTRUCTIONS

  All ADSs holders entitled to vote and represented by properly executed Voting Instructions Cards received prior to the Receipt Date, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Voting Instruction Cards. Any Voting Instructions given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A Voting Instruction may be revoked by filing with The Bank of New York, before June 12, 1998, a written notice of revocation or a duly executed Voting Instruction Card, in either case later dated than the prior Voting Instruction Card relating to the same ADSs.

EXPENSES OF SOLICITATION

  All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy material to and in soliciting such beneficial owners. Directors, officers and employees of the Company may also solicit votes in person or by telephone, telegram, letter, facsimile or other means of communication. Such Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

  Under French corporate law, shareholders holding a defined percentage of the Company's share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 days following publication of the notice of Annual Meeting in the "Bulletin d'Annonces Legales Officiel" ("BALO"). In such case, holders of ADSs who have given no prior instructions to vote on such new or amended resolution shall be deemed to have voted against the new or revised resolution. The number of Shares required to be held to propose new resolutions for consideration at the Annual Meeting is 497,603. The Company expects to publish a notice of the Annual Meeting in the BALO on or about May 18, 1998.

DOCUMENTS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY

  Appended to this Proxy Statement are the text of the report of the Board of Directors on the activities of the Company in fiscal 1997, a summary of the unconsolidated accounts of Business Objects S.A. for fiscal 1997 prepared under French GAAP, and a table showing the unconsolidated results of Business Objects S.A. over the past five fiscal years. This Proxy Statement is being mailed together with the Company's Annual Report for the year ended December 31, 1997, which includes the consolidated fiscal results of Business Objects S.A. for 1997 prepared in accordance with U.S. GAAP. In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form. Such additional information may include, but is not limited to, the statutory auditor's reports on Proposals 1, 6 and 7 through 19.

                                  PROPOSAL 1

           APPROVAL OF THE 1997 UNCONSOLIDATED FINANCIAL STATEMENTS
                           OF BUSINESS OBJECTS S.A.

GENERAL

  French corporate law provides that the Company's financial statements, prepared under French generally accepted accounting principles, of a fiscal year must be approved within six months following the close of the fiscal year. Shareholders are also required to specifically approve certain non-tax deductible expenses which in the present case, correspond mainly to company car expenses. At the Annual Meeting, the shareholders are being asked to approve the financial statements and these expenses.

PROPOSAL

  At the Annual Meeting, shareholders will hear the report of the statutory auditors on the annual financial statements (unconsolidated) of Business Objects S.A. Shareholders may also request that the report be sent to them by using the enclosed Request for Information Form. The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  A summary of the Company's financial statements for fiscal 1997 as required by French law, as well as the report of the Board of Directors on these financial statements, is appended to this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        TO WHICH THIS PROPOSAL RELATES

                                  PROPOSAL 2

                             ALLOCATION OF PROFITS

GENERAL

  Under French corporate law, shareholders have exclusive authority to decide upon the allocation of the profits of the prior fiscal year. Pursuant to applicable law, after-tax profits (unconsolidated) of Business Objects S.A. must first be allocated to a "legal reserve" of up to 5% of the annual profits. However, additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the issued share nominal capital measured as of the close of the fiscal year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend distribution to shareholders, an allocation to specific reserves and/or to carry the profits forward.

PROPOSAL

  The Board of Directors proposes that the Company's after-tax profit of FF 9,105,875.46, be allocated as follows:

    - up to FF 39,263.90 to the legal reserve which will amount, after this allocation, to an aggregate of FF 1,677,766.30, representing 10% of the share nominal capital of the Company as of December 31, 1997; and

    -the balance of FF 9,066,611.56, to be carried forward.

  Pursuant to French law, the Board of Directors reminds shareholders that the Company has not declared any dividends during the three previous fiscal years.

  The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        TO WHICH THIS PROPOSAL RELATES

                               PROPOSALS 3 TO 5

                          ELECTION OF THREE DIRECTORS

GENERAL

  In accordance with French law, the Company is managed by its Board of Directors and by its Chairman, President and Chief Executive Officer, who has full executive authority to manage the Company, subject to the prior authorization of the Board of Directors or of the Company's shareholders for certain decisions. The Company's Board of Directors is currently comprised of five members. Each Director is elected for a three-year term. Directors are elected by shareholders and serve in office until the expiration of their respective term, or until their death or resignation, or until their removal, with or without cause, by the shareholders. There is no limitation, other than applicable age limits, on the number of terms that a Director may serve.

  Information regarding the nominees and other Directors of the Company is set forth on pages 21 and 22.

NOMINEES; PROPOSAL

  Mr. Silverman's and Mr. Eisenstat's term of office will come to an end at the close of this Annual Meeting. The Board of Directors proposes that their term of office be renewed for a period of three years expiring at the end of the Ordinary General Shareholders' Meeting called to decide upon the Company's financial statements for the fiscal year ending on December 31, 2000, i.e., at the Annual Meeting to be held in 2001.

  Mr. Charles is proposed to be elected, for a period of three years expiring at the end of the Ordinary General Shareholders' Meeting called to decide upon the Company's financial statements for the fiscal year ending on December 31, 2000, i.e., at the Annual Meeting to be held in 2001.

  The Third, Fourth and Fifth Resolutions set forth the full text of the shareholder action to which these Proposals relate.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                      ELECTING THE NOMINEES LISTED ABOVE

                                  PROPOSAL 6

                     APPROVAL OF STATUTORY AUDITORS REPORT
                    REGARDING TRANSACTIONS WITH THE COMPANY
                      IN WHICH DIRECTORS HAVE AN INTEREST
GENERAL

  Under applicable law, certain transactions in which a director has, directly or indirectly, an interest must be submitted to and approved by shareholders. The purpose of this regulation is to ensure full disclosure of potentially conflicting relationships between a director and the company or an entity with which the company is doing business. Such relationships include, but are not limited to, transactions entered into between the company and a director, as well as to agreements entered into between two companies, which have common directors.

  At the Annual Meeting, shareholders will hear the report of the statutory auditors to the effect that no such transactions were entered into during 1997.

PROPOSAL

  Shareholders are requested to acknowledge and approve that there were no new transactions concluded in fiscal year 1997. The Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        TO WHICH THIS PROPOSAL RELATES

                                  PROPOSAL 7

           INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                  UNDER THE COMPANY'S 1994 STOCK OPTION PLAN

GENERAL

  The 1994 Stock Option Plan (the "1994 Option Plan") was adopted by the Board of Directors in 1994 and approved by the shareholders on June 21, 1995. The 1994 Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and for the grant of nonstatutory stock options to employees of the Company (including officers and employee directors) of the Company. An aggregate of 3,000,000 shares have been reserved for issuance under the 1994 Option Plan, of which, as of March 28, 1998, options to purchase 2,624,599 shares were outstanding and 328,865 shares remained available for future grants.

PROPOSAL

  At the Annual Meeting, the shareholders are being requested to approve an increase in the number of shares reserved for issuance under the 1994 Option Plan by 750,000 shares, bringing the total number of shares reserved for issuance thereunder to an aggregate of 3,750,000 shares. The Company believes that the granting of stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and incenting current employees. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives. The proposed increase in reserved shares is intended to provide the Company sufficient shares to meet anticipated needs for hiring and retention purposes. The Seventh Resolution sets forth the full text of the shareholder action to which this proposal relates.

SUMMARY OF THE 1994 OPTION PLAN

  Purpose. The purpose of the 1994 Option Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The 1994 Option Plan is administered by the Board of Directors. Subject to the other provisions of the Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof.

  Eligibility. Options may be granted to employees of the Company or any affiliated company, as well as to the Chief Executive Officer (President-Directeur General) and Managing Directors (Directeurs Generaux). Under French law, the Company cannot grant options to members of the Board of Directors other than the President-Directeur General or a Directeur General.

  Terms and conditions of options. Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

  (a) Exercise price. The Board of Directors determines the exercise price at the time the option is granted.

    The exercise price may be no less than 100% of the fair market value per share on the last trading day prior to the date of grant, provided however that the exercise price may not be less than 110% of the fair market value per share on the last trading day prior to the date of grant for options granted to a U.S. beneficiary who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or an affiliate company.

    The fair market value used is, as of any date, the French franc equivalent of the U.S.$ value of the closing price of one ADS corresponding to one share of common stock, as reported on the Nasdaq National Market, calculated on the basis of the noon buying rate reported by the Federal Reserve Bank of New York (expressed in francs per U.S.$ 1.00).

    The exercise price may not be adjusted, except upon the occurrence of events defined in article 208-5 of the law n(degrees)66-537 of July 24, 1966 relating to commercial companies. Such events relate to changes in capitalization.

  (b) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Options granted under the 1994 Option Plan generally vest at a rate of 1/48th of the shares subject to the option per month, provided the beneficiary remains continuously employed by the Company. Due to adverse recent changes in social security regulation in France, new options granted to France-based employees vest over four years with 50% of the shares vesting after two years, and the remaining shares vesting monthly over the next two following years.

  (c) Termination of Employment. In the event an optionee's status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her options, to the extent vested, within three months from the date of such termination. Options can be exercised within twelve months in case of death or disability.

  (d) Term of Options. Options have a term of ten years, other than options granted to employees of the United Kingdom which have a term of seven years less one day.

  (e) Non-transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

  (f) Transferability of Shares. As a general rule, shares acquired pursuant to the exercise of an option may be immediately disposed of. However, in December 1996, the French parliament adopted a law that requires French companies to pay, for France-based employees, French social contributions and certain salary-based taxes, which may represent, for the Company, up to 45% of the taxable gain, on the difference between the option price and the fair market value of the underlying shares on the exercise date, if the beneficiary disposes of the shares before a five-year period following the grant of the option. For options granted after the adoption of the new law, the Board of Directors resolved to subject such options to a minimum holding period requirement of the underlying shares, whereby France-based optionees are not be allowed to sell or dispose of the shares before the expiration of a 5-year period from the grant date.

  Term of Plan. The 1994 Option Plan terminates on August 16, 1999.

UNITED STATES FEDERAL TAX INFORMATION

  Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or "nonstatutory" options.

  Incentive Stock Options. If an option granted under the 1994 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, Director or ten percent (10%) stockholder of the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  THE FOREGOING SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE OPTION PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

                                PROPOSAL NO. 8

                      AUTHORIZATION TO ISSUE SHARES UNDER
                      THE COMPANY'S EMPLOYEE SAVINGS PLAN

GENERAL

  The Employee Savings Plan (the "Savings Plan") is a plan under which employees may invest personal savings as well as profit-sharing payments, if any received from the Company. As part of the Savings Plan, employees may purchase securities of the Company, if and when, an offering period is opened by the Board of Directors. The Savings Plan is intended to qualify under the provisions of French tax regulations and is specifically designed for French-based employees of the Company in order for them to benefit from the French statutory and tax provisions relating to employee stock purchase plans.

  The Board of Directors resolved at its meeting held on April 14, 1998, to amend certain terms and conditions of the Savings Plan. The Savings Plan, as amended, is more fully described below.

PROPOSAL

  Shareholders are requested to approve the issuance of up to 135,000 shares under the Savings Plan to employees of Business Objects S.A., to establish the mechanism for setting the issue price of the shares being reserved for issuance under the Savings Plan, and to delegate to the Board of Directors the authority, within the limits set forth by the shareholders, to set the dates of subscription and the conditions under which the subscribed shares will be paid and issued. The authority to issue the shares currently reserved under the Savings Plan will expire on the date of the Annual Meeting. The Eighth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

  This authorization would be effective for a period of two years and would therefore expire in June 2000. Approval of this proposal constitutes a waiver by the shareholders of their preferential subscription right with respect to the shares to be issued under the Savings Plan.

SUMMARY OF THE EMPLOYEE SAVINGS PLAN

  Purpose. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The Board of Directors administers the Plan. Subject to the other provisions of the Plan, the Board has full and exclusive authority to construe, interpret and apply the terms of the Plan, and to determine eligibility.

  Eligibility and Participation. Any employee of Business Objects S.A. being employed by the Company for at least six months is eligible to participate in the Plan. The number of shares that a given employee may purchase is determined as a percentage from 1% to 10% of the compensation received by said employee over a period of six months. No employee may purchase more than the French francs equivalent of U.S. $25,000 worth of shares for each calendar year under all stock purchase plans of the Company. All employees participating in the Plan have the same rights and privileges, except for the number of shares that each employee may purchase. The right to subscribe to the shares may be exercised only by the employee and is not transferable.

  Offering Periods. The Board of Directors may, from time to time, and provided that the price setting conditions described below are met, open offering periods, of up to approximately six months.

  Purchase price. As the Company's ADSs are quoted on the Nasdaq National Market, the issue price of one share is equal to the higher of (i) eighty five percent (85%) of the closing sales price for such ADS (or the closing bid, if no sales were registered) as quoted on such market (or the exchange with the greatest volume of trading ADSs) on the last trading day prior to the date of the Board of Directors called to set the opening date for subscription and
(ii) 80% of the average of the closing sales prices for an ADS (or the closing bid, if no sales were registered) as quoted on such system or exchange (or the exchange with the greatest volume of ADSs trading) on the twenty days of quotation preceding the day of the decision of the Board of Directors called to set the opening date for subscription. When the issue price of one share determined pursuant to the foregoing price-setting conditions is in U.S. dollars, the issue price of one share is the exchange value in French francs of the issue price of one share in U.S. dollars calculated on the basis of the noon buying rate on the last trading day prior to the date of the Board of Directors meeting called to set the opening date for subscription as reported by the Federal Reserve Bank of New York (expressed in French francs for one U.S. dollar).

  Withdrawals. Funds invested by employees cannot be disposed of for a period of five years from the investment, except under limited circumstances defined by French law.

  Tax information. The Savings Plan is intended to qualify under the provisions of French law regulating Employee Savings Plans, which provide for the exemption from income tax and social security contributions on gains realized.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO WHICH THIS
                               PROPOSAL RELATES

                              PROPOSALS 9 AND 10

                                RELATED TO THE
                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

  The 1995 International Employee Stock Purchase Plan ("IESPP") was approved at the shareholders' meeting of June 21, 1995. The IESPP is intended to qualify under the provisions of sections 421 and 423 of the 1986 Internal Revenue Code of the United States, as amended.

  Since its adoption, the Company issued 183,754 shares under the IESPP, of which 83,971 were issued in fiscal 1997.

                                  PROPOSAL 9

GENERAL

  At the Annual Meeting, shareholders are being requested to re-affirm the price setting-conditions authorized in June 1997 for the remaining shares which have been reserved and are unissued under the IESPP.

  Further to the shareholders meeting of June 19, 1997, 150,022 shares were available for subscription, of which 96,890 have been issued as of the date of this Proxy Statement, leaving 53,132 shares reserved and unissued under the IESPP. The authorization to issue shares was granted by the shareholders for two years and therefore expires in June 1999. However, pursuant to French law, the June 1997 shareholders authorization will expire on the date of this 1998 Annual Meeting if shareholders do not vote on the issue price of the 53,132 shares left as of the date of this Proxy Statement.

PROPOSAL

  In order to keep the 53,132 shares available for subscription under French law, shareholders are requested to vote on the issue price of the shares. The Board of Directors recommends to keep the price setting conditions described below unchanged. The Ninth Resolution sets forth the full text of the shareholders action to which this Proposal relates.

                                  PROPOSAL 10

GENERAL

  Shareholders are also being requested to authorize a capital increase of 165,000 shares reserved for issuance under the IESPP. The subscription of the shares would be limited to employees of Business Objects S.A. and the subsidiaries in which it owns directly or indirectly at least 50% of the voting rights.

PROPOSAL

  The Board proposes to waive the preferential subscription right granted to shareholders pursuant to French law and to reserve the 165,000 new shares of FF 1 nominal value each to the Business Objects S.A. Employee Benefits Trust.

  The authorization to issue an additional 165,000 shares under the IESPP would be granted for a period of two years from the date of the 1998 Annual Meeting and would therefore expire in June 2000. The aggregate number of shares available for subscription under the IESPP, including the 53,132 shares referred to under Proposal 9, would be 218,132 if Proposals 9 and 10 are approved. The Tenth Resolution sets forth the full text of the shareholders action to which this Proposal relates.

ISSUE PRICE OF SHARES

  The Board of Directors will determine the issue price of these shares in accordance with the terms and conditions of the IESPP described below.

DILUTIVE EFFECT

  In accordance with French law, set forth below is an analysis of the dilutive effect of the issuance of the 165,000 shares mentioned above and the 53,132 shares referred to in Proposal 9, based on the unconsolidated equity of Business Objects S.A.

  In the event that none of the warrants to purchase 60,000 shares issued in June 1995 and June 1997 to certain Directors of the Company, which have not been exercised as of the date of this Proxy Statement, are exercised, and assuming an issue price per share of FF92, a shareholder who owns 1% of the current outstanding shares of the Company will have, after the completion of the capital increase, his percentage ownership changed to 0.9873%. If warrants to purchase all of the 60,000 shares already issued were exercised, such shareholder would have his percentage ownership changed to 0.9838%.

  In each of the above-mentioned situations, a shareholder's percentage interest in equity would decrease in the same proportion. Assuming an issue price per share equal to FF92, such shareholder's portion of the equity capital per share, which was FF16.81 at December 31, 1997, would change to FF17.78 per share (before taking into account the assumed exercise of the 60,000 share warrants already issued and any shares issued subsequent to December 31, 1997).

SUMMARY OF THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

  Purpose. The purpose of the IESPP is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of the Company's business.

  Administration. The Board of Directors administers the IESPP. Subject to the other provisions of the IESPP, the Board has full and exclusive authority to construe, interpret and apply the terms of the IESPP, and to determine eligibility.

  Eligibility. Any employee of the Company or a subsidiary designated by the Board of Directors on a given enrollment date is eligible to participate in the IESPP.

  Participation. An eligible employee may become a participant in the IESPP by completing a subscription agreement authorizing payroll deductions and filing it with the Company or a designated subsidiary prior to the applicable enrollment date.

  Payroll Deductions. At the time a participant files his or her participation agreement, he or she elects to have payroll deductions made on each pay day during the offering period in an amount not to exceed 10% of the compensation which he or she receives on each pay day during the offering period. A participant may discontinue, or increase or decrease his or her participation during the offering period by filing a new subscription agreement. No interest accrues on payroll deductions.

  Offering Periods. The offering period is a period of approximately six months, commencing on the first trading day on or after April 1 and terminating on the last trading day in the period ending September 30, or commencing on the first trading day on or after October 1 and terminating on the last trading day in the period ending March 31.

  Purchase price. As the ADSs are quoted on the Nasdaq National Market, the issue price of one share is equal to eighty five percent (85%) of the lowest closing sales price for such ADS (or the closing bid, if no sales were registered) as quoted on such market (or the exchange with the greatest volume of trading ADSs) on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in The Wall Street Journal or such other source the Board will deem reliable. When the issue price of one share determined pursuant to the foregoing price-setting conditions is in U.S. dollars, the issue price of one share is the exchange value in French francs of the issue price of one share in U.S. dollars calculated on the basis of the noon buying rate on the last trading day of an offering period as reported by the Federal Reserve Bank in New York (expressed in French francs for one U.S. dollar).

  Withdrawal; Termination of Employment. A participant may withdraw all but not less than all the payroll deductions credited to his or her account at any time prior to the exercise date. A participant's withdrawal from an offering period has no effect on his or her eligibility to participate in any succeeding offering period. Upon a participant ceasing to be an employee for any reason, he or she is deemed to have elected to withdraw from the IESPP and the payroll deductions not yet used to exercise the option are returned to such participant.

UNITED STATES FEDERAL TAX INFORMATION

  The IESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code.

  Under these provisions, no income will be taxable to a participant until the shares purchased under the IESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long term or short term capital gain or loss, depending on the holding period. Under current French tax regulations, the Company is not entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS TO WHICH THESE
                               PROPOSALS RELATE

                            PROPOSALS 11 THROUGH 14

                      AUTHORIZATIONS TO ISSUE SECURITIES

GENERAL

  Under applicable French corporate law, shareholders must pre-approve the issuance of securities that provide, or may provide, access to the share capital of a corporation. Such approval may be given with respect to a specific transaction or the authority to issue such securities may be delegated to the board of directors who may then issue without further shareholder action subject, in certain cases, to shareholders' preferential subscription right. A "preferential subscription right" is a statutory pre-emptive right of a shareholder to subscribe to purchase a pro rata portion of additional securities being issued. The right is transferable by a shareholder during the subscription period separate from the shares upon which the right was issued. This right may be waived automatically by law or by consent of the shareholders depending on the securities being issued.

  Proposals 11 through 14 seek to delegate to the Board of Directors the full authority to effect, at its discretion, various securities issuances. The requested authorizations are intended to enable the Board of Directors to issue one or more types of securities in response to the Company's funding and development needs.

LIMITATIONS ON ISSUANCES

  Pursuant to Proposals 11 through 13, the Board of Directors proposes that it be delegated authority to issue new securities having an aggregate nominal value of up to FF 15,000,000 (corresponding to 15,000,000 shares). Where the transaction involves the issuance of securities which do not themselves represent a right to participate in the share capital of the Company but are convertible into or exchangeable or redeemable for securities with such rights, the FF 15,000,000 limit applies to the underlying securities providing the right to participate in share capital.

  As part of the FF 15,000,000 limit, shareholders are requested to set specific limits applicable to the following securities:

    (a) a limit of FF 1 for preferred shares (shares having preferred dividend rights and no voting rights) and "investment certificates" (shares having voting rights only). Given the complexity of these two types of securities, the Board of Directors recommends that these types of securities not be issued.

    (b) A limit of FF 10,000,000 par value applicable to the issuance of debt securities convertible into equity securities or redeemable with equity securities of the Company.

    (c) A limit of FF 10,000,000 par value applicable to the issuance of debt securities with warrants to purchase equity securities ("Obligations a Bons de Sourscription d'Actions" or "OBSA").

                                  PROPOSAL 11

 AUTHORIZATION TO ISSUE SECURITIES GIVING IMMEDIATE OR DEFERRED ACCESS TO THE
             SHARE CAPITAL, WITH PREFERENTIAL SUBSCRIPTION RIGHTS

GENERAL

  Under this Proposal, the Board of Directors will be granted the right to issue, on one or more occasions, all types of securities giving immediate or deferred access to a portion of the share capital. Securities which could be issued within the authority granted by this Proposal include ordinary shares, warrants, debt securities or other securities which are convertible into, exercisable for or redeemable with equity securities of the Company.

  Owners of ordinary shares would have preferential subscription rights with respect to any securities proposed to be issued under the authority sought in Proposal 11. While shareholders would have the right to purchase convertible or similar securities in the original issuance, they would have no right with respect to shares issuable upon later conversion, exercise or redemption of such convertible or similar securities.

PROPOSAL

  At the Annual Meeting, shareholders are being asked to: (i) delegate to the Board of Directors the authority to issue securities which immediately participate in, or may in the future participate in, the share capital of the Company; and (ii) to waive preferential subscription rights with respect to any securities that may later be issued upon exercise, conversion, redemption or other exchange of the securites referred to in clause (i). The Eleventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

ISSUE PRICE

  The issue price of the securities issued within the authority granted pursuant to Proposal 11 will be determined by the Board of Directors in a way that the sum paid or which may be later paid to the Company for each of the shares issued or to be issued be at least equal to the nominal value of the shares of the Company.

  The authorization under Proposal 11 would be valid for a period for twenty-six months following the Annual Meeting.

                                  PROPOSAL 12

AUTHORIZATION TO ISSUE SECURITIES HAVING IMMEDIATE OR DEFERREDPARTICIPATION IN
          THE SHARE CAPITAL, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS

GENERAL

  Under this Proposal, the Board of Directors will be granted the right to issue, on one or more occasions, all types of securities that immediately or in the future participate in the share capital of the Company. As with Proposal 11, securities which could be issued within the authority granted by this proposal include ordinary shares, warrants, debt securities or other securities which are convertible into, exercisable for or redeemable with equity securities of the Company.

  In contrast to Proposal 11, under Proposal 12 owners of ordinary shares would not have preferential subscription rights with respect to any securities proposed to be issued under the authority sought in Proposal 12 or the shares issuable upon later conversion, or redemption of convertible or similar securities. The Board of Directors may, in its discretion, however, provide priority rights with respect to issuances covered by Proposal 12. A "priority right" is a right granted at the discretion of the Board of Directors to owners of ordinary shares to purchase their pro rata portion of new securities before such securities are offered to non-shareholders. Unlike the preferential subscription right, a priority right is not a statutory right and is not transferable during the subscription period.

PROPOSAL

  At the Annual Meeting, shareholders are being asked to: (i) delegate to the Board of Directors the authority to issue securities which immediately participate in, or may in the future participate in, the share capital of the Company, (ii) to waive preferential subscription rights with respect to the issuance of any securities issued by the Company with the authority described in clause (i); and (iii) to further waive preferential subscription rights with respect to securities that may later be issued upon exercise, conversion, redemption or other exchange of the securities referred to in clause (i). The Twelfth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

ISSUE PRICE

  The issue price for securities issued under the authority of Proposal 12 would be set in accordance with applicable law, and would be at least equal to the fair market value of the stock during ten consecutive days occurring within the twenty trading day period preceding the date of issuance.

  The authorization under Proposal 12 would be valid for a period of twenty-six months following the Annual Meeting.

                                  PROPOSAL 13
  AUTHORIZATION TO ISSUE SHARES OF THE COMPANY IN CONNECTION WITH SECURITIES
                        ISSUANCES BY GROUP SUBSIDIARIES

  Proposals 11 and 12 related to issuances of securities directly by the Company. The Board of Directors believes that there may be circumstances where it would be in the best interest of the Company if a subsidiary of the Company were able to issue securities of the Company. Such issuances by a subsidiary may include the issuance of warrants or other rights to purchase securities of the Company. Proposal 13 therefore seeks to have shareholders delegate to the Board of Directors full authority to issue equity securities of the Company following the issuance of securities by Company subsidiaries.

PROPOSAL

  At the Annual Meeting, shareholders are being asked to delegate to the Board of Directors the authority to issue securities of the Company in connection with issuances of securities by any Company subsidiary which will automatically entail a waiver by shareholders of their preferential right to subscribe to the shares of the Company that may be issued as described above. The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

ISSUE PRICE

  The exercise or conversion price of any securities issued under the authority of Proposal 13 would be set in accordance with applicable law, and would be at least equal to the fair market value of the stock during ten consecutive days occurring within the twenty trading day period preceding the date of issuance.

  The authorization under Proposal 13 will be valid for a period of two years following the Annual Meeting.

                                  PROPOSAL 14
    AUTHORIZATION TO INCREASE SHARE CAPITAL DURING THE PENDENCY OF A TENDER
                EXCHANGE OFFER ON THE SECURITIES OF THE COMPANY

  Under applicable law, the authority granted to the Board of Directors pursuant to Proposals 11 and 12 is suspended during the pendancy of a tender or exchange offer directed toward securities of the Company unless the shareholders specifically provide that such authority shall remain in effect during such events. The Board of Directors believes that it is in the best interest of the Company for the authority provided to increase the share capital of the Company by the resolutions described in Proposals 11 and 12 to remain unaffected by a tender or exchange offer.

  At the Annual Meeting, shareholders are being asked to authorize an increase of share capital within the authority delegated by Proposals 11 and 12 during the pendancy of a tender or exchange offer for shares of the Company's stock. The Fourteenth Resolution sets forth the full text of the shareholder action to which this proposal relates.

  In accordance with French corporate law, the authorization provided by Proposal 13 will be valid only until the annual shareholders meeting called to approve the financial statements for the fiscal year ended December 31, 1998.

  The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                    TO WHICH PROPOSALS 11 THROUGH 14 RELATE

                          PROPOSAL NO. 15 THROUGH 19

             AUTHORIZATIONS TO ISSUE WARRANTS TO CERTAIN DIRECTORS

GENERAL

  Pursuant to provisions of French law at the Annual Meeting the shareholders are being asked to approve the issuance of warrants to purchase shares of the Company to each of the following Directors of the Company:

    PROPOSAL 15: 25,000 shares to Mr. Bernard Charles, subject to the condition precedent that shareholders approve resolution n(degrees)5,

    PROPOSAL 16: 15,000 shares to Mr. Albert Eisenstat subject to the condition precedent that shareholders approve resolution n(degrees)4,

    PROPOSAL 17: 15,000 shares to Mr. Arnold Silverman subject to the condition precedent that shareholders approve resolution n(degrees)3,

    PROPOSAL 18: 10,000 shares to Mr. Philippe Claude, and

    PROPOSAL 19: 5,000 shares to Mr. Vincent Worms.

  These proposals require that shareholders waive their preferential subscription right related to such warrants and to the shares which may be issued upon exercise of such warrants.

EXERCISE PRICE

  The exercise price per share will be equal to the estimated market value of one share of the Company, determined using the last closing sale price of the Company's ADSs on the Nasdaq National Market on the last trading day prior to the date of the Annual Meeting, multiplied by the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date.

AUDITORS REPORT

  The issuance of warrants without payment as consideration may be viewed as a "special advantage" granted to the recipients within the meaning of French corporate law. As a result, an independent auditor appointed by the courts, will consider, in a specific report, the nature and the consequences, if any, on the situation of the shareholders, of the special advantages granted to the recipients. The special advantage from which recipients of the warrants would benefit consists of the implementing of a fixed exercise price per share on the date of grant which may be lower than the fair market value at the time of exercise, and the granting of such warrants without payment as consideration.

VESTING AND EXERCISE

  For nominees to the Board of Directors being elected or re-elected for a period of three years at the Annual Meeting, the right to purchase the shares underlying the warrant will vest annually over three years starting June 18, 1998, and provided that the Director remains in office continuously during this period.

  For Mr. Claude, whose term of office expires in 2000, the right to purchase the shares underlying the warrant will vest annually over two years starting June 18, 1998, and provided that he remains in office continuously during this period.

  For Mr. Worms, whose term of office expires in 1999, the right to purchase the shares underlying the warrant will fully vest on June 18, 1999, and provided that he remains in office continuously during this period.

  In case of termination of office as Director, the holder of the warrant will be able to exercise the vested warrants as of the date of termination of office as a Director, for ninety (90) days following the date of such termination of office.

  In the event of a merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise his right to purchase the shares underlying the warrant. Moreover, if the total warrants are not vested at such time, the Board of Directors may accelerate vesting.

  The warrants would be exercisable in one or several lots, no later than the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of office as a Director, within 90 days of such termination date.

ADJUSTMENTS

  In the event that, while the warrants have not been exercised, the Company should proceed to one of the transactions mentioned below, the rights of the holder of the share warrants would be preserved pursuant to the conditions provided for in articles 171 to 174 of Decree n(degrees)67-236 of March 23, 1967, it being specified however that such preservation of rights shall be made on the basis of the number of shares that such holder would have been entitled to, had he exercised the vested warrants at the date of the accomplishment of the transaction concerned.
  Such transactions are listed in article L194-5 of the law n(degrees)66-537 of July 24, 1966 on commercial companies and include:

  (e) issuance of securities with shareholders' preferential right of subscription,

  (f) increase in the share capital by incorporation of reserves, profits or issue premiums,

  (g) distribution of reserves in cash or in portfolio securities, or

  (h) issuance of securities convertible into shares.

  In the event of share capital reduction motivated by losses, the rights of the holder of the warrant in respect of the number of shares to receive upon exercise of his warrant will be reduced accordingly, so as if the holder had been a shareholder from the date of issuance of such warrant whether the reduction of share capital be carried out by reducing the nominal value of the shares or by reducing their number.

TRANSFERABILITY

  The warrants are not transferable, except to the spouse, a direct descendant or ascendant or a sibling of the holder.

DILUTIVE EFFECT

  In accordance with French law, the following is an analysis of the dilutive effect of the issuance of the proposed warrants, based on the unconsolidated equity of Business Objects S.A.

  In the event that none of the warrants to purchase 60,000 shares already issued pursuant to the shareholders meetings held in June 1995 and June 1997 are exercised, and that the 70,000 warrants to be issued are exercised at the price of FF92 per share, a shareholder holding 1% of the outstanding shares of the Company will have, after the completion of the capital increase, his percentage ownership changed to 0,9959%. If all of the warrants to purchase 60,000 shares already issued were exercised, before the exercise of the new warrants mentioned above, such shareholder would have his percentage ownership changed to 0.9924%.

  In each of the above-mentioned situations, such shareholder's percentage interest in equity would decrease in the same proportion. Assuming an issue price per share equal to FF92, such shareholder's portion of the equity capital per share, which was FF16.81 at December 31, 1997, would change to FF17.13 per share (before taking into account the assumed exercise of the warrants to purchase 60,000 shares already issued and any shares issued subsequent to December 31, 1997).

OTHER CONSEQUENCES OF ISSUING WARRANTS

  Should Shareholders approve the issuance of the proposed warrants, the Company shall, in accordance with French corporate law, and for as long as any warrant will be outstanding, refrain from redeeming its share capital and modifying the allocation of profits.

  The Fifteenth, Sixteenth, Seventeenth, Eighteenth and Nineteenth Resolutions set forth the full text of the shareholder action to which this Proposal relates.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                        TO WHICH THESE PROPOSALS RELATE

    INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

  Set forth below is certain information regarding the nominees for Directors, each other Director of the Company whose term of office continues after the Annual Meeting, and each executive officer of the Company.

        NAME         AGE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
        ----         ---      --------------------------------------------
                                              NOMINEES
 Albert Eisenstat...  67 Consultant and Private Investor. Albert Eisenstat is a
                         consultant and private investor, and has been since
                         1993. Mr. Eisenstat was a Director and Executive Vice
                         President for Corporate Development and Corporate
                         Secretary of Apple Computer Inc. from 1988 to 1993.
                         Mr. Eisenstat is a Director of Commercial Metals Co,
                         Sungard Data Systems, Benham Group of Mutual Funds and
                         SPL Worldgroup. Mr. Eisenstat joined the Company's
                         Board of Directors in June 1995, and his term on the
                         Board of Directors expires at this Annual Meeting.
 Arnold Silverman...  59 Consultant and Private Investor. Mr. Silverman is a
                         consultant and private investor. Mr. Silverman was the
                         President of ICOT Corporation from 1979 to 1985 and a
                         Director of Oracle Corporation from 1984 to 1991. Mr.
                         Silverman is a Director in Times Ten, Luna Information
                         Systems, Aisys Corporation, Informatica, New Fire,
                         Softway System, Consensys and Liconix. Mr. Silverman
                         is the father-in-law of Mr. Liautaud. Mr. Silverman
                         joined the Company's Board of Directors in February of
                         1991, and his term on the Board of Directors expires
                         at this Annual Meeting.
 Bernard Charles....  41 President of Dassault Systemes. Mr. Charles has been
                         President of Dassault Systemes, a worldwide leader in
                         computer aided design (CAD) products with revenues of
                         over $320 million and 1,600 employees since September
                         1995. From 1988 to September 1995, he was President of
                         the Research & Development department, one of the
                         largest CAD/CAM/CAE/PIM development teams in its
                         market. Mr. Charles graduated as mechanical engineer
                         from the Ecole Normale Superieure ("ENS") in France.
                         He currently participates in ongoing research
                         activities in his field and belongs to the scientific
                         core of professors of the ENS. Mr. Charles is a
                         Director of Dassault Systemes S.A, Dassault Systems of
                         America, Dassault KK Japan, DENEB Inc., Enovia Corp.,
                         and Solidworks Corp.
                                           OTHER DIRECTORS
 Bernard Liautaud...  36 Chairman of the Board, President and Chief Executive
                         Officer. Mr. Liautaud is a founder of Business Objects
                         and has served as Chairman of the Board and Chief
                         Executive Officer of the Company since the Company's
                         inception in August 1990. Prior to the founding of
                         Business Objects, Mr. Liautaud was a Sales Marketing
                         Manager with Oracle France. Mr. Liautaud's term of
                         office on the Board of Directors expires in 2000. Mr.
                         Liautaud holds a M.S. in Engineering from Ecole
                         Centrale de Paris and a M.S. in Engineering Management
                         from Stanford University. Mr. Liautaud is the son-in-
                         law of Mr. Silverman, a Director of the Company.
                         Mr. Liautaud does not hold directorships other than in
                         Business Objects subsidiaries.
 Philippe Claude....  49 Venture Capitalist. Mr. Claude is a General Partner of
                         Atlas Venture Fund, L.P., a venture capital firm.
                         Prior to his nomination as a Director of the Company
                         in July 1994, Mr. Claude served as a representative of
                         Paribas Europe Investment V.O.F., a shareholder of the
                         Company and a member of the Board from 1991 until that
                         date, and as representative of Atlas Venture Fund, LP,
                         a shareholder of the Company and a member of the Board
                         from 1992 until that date. Mr. Claude is a Director of
                         Ilog S.A., Cosmos Bay S.A., DataMind S.A., a
                         subsidiary of DataMind Corporation, Spotfire A.B.,
                         Erli S.A., and Allo Cine S.A. Mr. Claude's term of
                         office on the Board of Directors expires in 2000.

         NAME          AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
         ----          ---     --------------------------------------------
 Vincent Worms........  45 Venture Capitalist. Mr. Worms is, since 1982, a
                           General Partner of Partech International Inc., a
                           venture capital firm. Prior to his nomination as a
                           Board member on July 28, 1994, Mr. Vincent Worms
                           served as a representative of Paribas Europe
                           Investment V.O.F., a shareholder of the Company a
                           member of the Board from 1991 until that date. Mr.
                           Worms is a Director of Visioneer Inc., SangStat
                           Medical, ConsenSys, Drug Abuse Sciences and
                           Informatica Corporation. Mr. Worm's term of office
                           on the Board of Directors expires in 1999.
                                          EXECUTIVE OFFICERS
 David Ellett.........  44 Chief Operating Officer. Mr. Ellett joined the
                           Company in April 1997 as Chief Operating Officer,
                           responsible for the Company's worldwide field sales
                           and services operations. Mr. Ellett has more than 16
                           years of experience in the technology industry, with
                           a special emphasis in services. Prior to joining
                           Business Objects, he was corporate vice president at
                           Oracle, in charge of their worldwide education
                           business. Prior to Oracle, Mr. Ellett served for 13
                           years at Electronic Data Systems (EDS).
 Clifton Weatherford..  51 Senior Group Vice President and Chief Financial
                           Officer. Mr. Weatherford joined the Company in
                           August 1997 as Chief Financial Officer and is
                           responsible for the worldwide finance and
                           administration organization. He has more than 25
                           years of financial management experience, most
                           recently as Chief Financial Officer of NETCOM On-
                           Line Communication Services, Inc. Prior to joining
                           NETCOM, Mr. Weatherford served as Chief Financial
                           Officer of Logitech, Inc. He has also held senior
                           financial positions at Texas Instruments, Applied
                           Materials, and Tandem Computers.
 Alexandre Dayon......  31 Group Vice President, Product Development. Mr. Dayon
                           joined the Company in 1990 and is responsible for
                           all product development, and quality assurance. His
                           responsibilities include design and specification,
                           product documentation, third party technical
                           relationships and platform support extension. He has
                           a master's degree in computer science from Ecole
                           Superieure d'Electricite in France.
 David Kellogg........  36 Group Vice President, Corporate Marketing. Mr.
                           Kellogg joined the Company in May 1995 and is
                           responsible for corporate marketing at Business
                           Objects, including product, product line, and
                           strategic marketing, as well as corporate
                           communications. Mr. Kellogg has more than 12 years
                           of experience in the database and software tools
                           industry. Before joining Business Objects, he was
                           vice president of marketing at Versant Object
                           Technology. Prior to that, he held a number of
                           technical and marketing positions with Ingres
                           Corporation, concluding his tenure as Director of
                           product marketing. Mr. Kellogg has dual bachelor's
                           degrees in geophysics and applied mathematics from
                           the University of California at Berkeley, and a
                           master's degree in business administration from
                           Saint Mary's College.
 Lawrence Lieberman...  48 Group Vice President, Corporate Development. Mr.
                           Lieberman joined the Company in October 1996 and is
                           in charge of the company's global corporate
                           development activities, including mergers and
                           acquisitions, technology licensing, and strategic
                           initiatives. Mr. Lieberman has more than 15 years of
                           experience in the software industry, with a special
                           emphasis on finance, licensing, corporate
                           investments, planning, and structuring strategic
                           alliances. Prior to joining Business Objects, Mr.
                           Lieberman's activities involved senior level
                           positions at Kaleida Labs (joint venture of Apple
                           and IBM) and in Apple's Strategic Investment Group.
                           From 1976-1981, he served as Director of admissions
                           for the Stanford Business School.

                         BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of seven meetings (including regularly scheduled and special meetings) during fiscal 1997. Mr. Silverman attended five meetings out of seven. Mr. Worms attended four meetings out of seven. Mr. Silverman and Mr. Worms attended each meeting held by the Audit Committee and Compensation Committee, respectively. No other incumbent Director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such Director served.

  The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

  The Audit Committee, which currently consists of Messrs. Claude and Silverman, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held four meetings during fiscal 1997.

  The Compensation Committee, which currently consists of Messrs. Eisenstat and Worms, is responsible for reviewing the compensation and benefits for the Company's Chief Executive Officer and other Executive Officers. The Compensation Committee held one meeting during fiscal 1997. Neither Mr. Eisenstat nor Mr. Worms are an officer or employee of the Company.

  Each of the Committees makes recommendations to the Board of Directors, for final decision by the Board.

                           COMPENSATION OF DIRECTORS

  With the exception of Mr. Liautaud, Directors received cash remuneration for serving on the Board of Directors, consisting in fiscal 1997 of fees of U.S.$3,000 per Board meeting attended and a U.S.$2,000 quarterly retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board and Committee meetings.

                     WARRANTS ISSUED TO CERTAIN DIRECTORS

  In October 1993, the Board of Directors, which held a majority of the Company's shares, approved the issuance of warrants to purchase 30,000 shares to Mr. Silverman with an exercise price of FF 5.518 per share that vest at a rate of 25% per year from January 31, 1993. The warrants were issued in April 1994 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants as determined in October 1993 was immaterial. As of December 31, 1997, all of such warrants were exercised.

  On April 25, 1995, the Board of Directors approved the issuance of warrants to purchase 12,000 shares to Mr. Eisenstat with an exercise price of FF
72.7875 per share, that vest at a rate of 33.33% per year from June 22, 1995. The warrants were issued in June 1995 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants as determined in April 1995 was immaterial. As of December 31, 1997, all of such warrants remained outstanding.

  On April 28, 1997, the Board of Directors approved the issuance of warrants to purchase 12,000 shares to each of the following Directors: Mr. Claude, Mr. Eisenstat, Mr. Silverman and Mr. Worms. These warrants have an exercise price of FF 55,328 per share, and vest monthly over three years from January 1, 1997. The warrants were issued in June 1997 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants as determined in April 1997 was immaterial. As of December 31, 1997, all of such warrants were outstanding.

                         BENEFICIAL SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of American Depositary Shares or Ordinary Shares (together referred to as the "Shares") of the Company for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding Shares of the Company; (ii) each of the Company's Directors; (iii) the Company's Chief Executive Officer and each of the officers named in the Summary Compensation Table hereof; and (iv) all Directors and executive officers of the Company as a group. Information related to holders of more than 5% of the outstanding Shares was obtained from Filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act. Information related to Directors and Executive Officers and Mr. Denis Payre is as of March 16, 1998.

                                                SHARES             PERCENTAGE
5% SHAREHOLDERS, DIRECTORS AND OFFICERS  BENEFICIALLY OWNED(1) BENEFICIALLY OWNED
---------------------------------------  --------------------- ------------------
FMR Corp(2)...........................         1,069,900               6.4%
 82 Devonshire Street,
 Boston MA 02109
Denis Payre...........................         1,306,533               7.7%
DIRECTORS
Bernard Liautaud(3)...................         1,418,776               8.4%
Philippe Claude(4)....................             7,431                 *
Albert Eisenstat(5)...................            15,333                 *
Arnold Silverman(6)...................           146,625                 *
Vincent Worms(7)......................             5,333                 *
EXECUTIVE OFFICERS
Alexandre Dayon(8)....................            53,000                 *
David Ellett(9).......................            53,948                 *
David Kellogg(10).....................            13,814                 *
Lawrence Lieberman(11)................             6,182                 *
Clifton Weatherford...................               --                --
All Directors and executive officers
 as a group (10 persons)..............         1,720,442              10.1%

--------
  * Less than 1%.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 16 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.
 (3) Mr. Liautaud is also Chairman of the Board, President and Chief Executive Officer of the Company.
 (4) Includes 5,332 shares issuable upon the exercise of share warrants exercisable through May 16, 1998.
 (5) Includes 13,332 shares issuable upon the exercise of share warrants exercisable through May 16, 1998.
 (6) Includes 5,332 shares issuable upon the exercise of share warrants exercisable through May 16, 1998.
 (7) Includes 5,332 shares issuable upon the exercise of share warrants exercisable through May 16, 1998.
 (8) Includes 27,268 shares issuable upon the exercise of stock options exercisable through May 16, 1998.
 (9) Includes 50,000 shares issuable upon the exercise of stock options exercisable through May 16, 1998.
(10) Includes 13,074 shares issuable upon the exercise of stock options exercisable through May 16, 1998.
(11) Includes 2,499 shares issuable upon the exercise of stock options exercisable through May 16, 1998.

                        EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

  Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer and (iii) two additional persons who served as Executive Officers during a portion of 1997 and whose compensation in 1997 exceeded $100,000 (collectively, the "Named Executive Officers," for the fiscal years ended December 31, 1997, 1996 and 1995.

                                                                           SHARES      ALL OTHER
        NAME AND         FISCAL                         OTHER ANNUAL     UNDERLYING   COMPENSATION
   PRINCIPAL POSITION     YEAR  SALARY (1) BONUS (1) COMPENSATION (1)(2) OPTIONS (#)     (1)(3)
   ------------------    ------ ---------- --------- ------------------- -----------  ------------
Bernard Liautaud........  1997   295,435     24,312        24,991              --       135,554
 Chairman, President and  1996   195,312     83,057        30,244              --           --
 Chief Executive Officer  1995   142,285    157,184        30,676              --           --
David Ellett (4)........  1997   202,500    123,733           --           200,000          --
 Chief Operating Officer  1996       --         --            --               --           --
                          1995       --         --            --               --           --
Alexandre Dayon.........  1997   100,858     20,036        16,698              --         4,167
 Group Vice-President,    1996    85,937     23,803        12,188           25,000        3,336
 Product Development      1995    68,337     10,597        12,505           15,000       10,210
David Kellogg...........  1997    91,346     19,549        29,547           70,000(7)     3,806
 Group Vice-President,    1996    92,975     44,896        33,007           40,000        3,710
 Corporate Marketing      1995    67,739     13,399        11,682           30,000       15,000
Lawrence Lieberman......  1997   156,250     35,001           --            80,000(8)       --
 Group Vice-President,    1996    38,077        --            --            60,000          --
 Corporate Development    1995       --         --            --               --           --
Denis Payre (5).........  1997   138,549     28,616         7,509              --           --
 Chief Operating Officer  1996   195,312     95,361        30,244              --           --
                          1995   140,281    157,184        30,675              --           --
Robert Verheecke (6)....  1997   100,925     23,995        24,721              --         2,834
 Senior Vice President &  1996   152,586     35,556        53,553           50,000        3,319
 Chief Financial Officer  1995   125,356     48,865        23,145              --           --

--------
(1) All amounts are stated in U.S. dollars. For executive officers paid in total or in part in French francs, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Executive officers paid in total or in part in French francs are Bernard Liautaud, Alexandre Dayon, David Kellogg, Denis Payre and Robert Verheecke. Due to the rise of the exchange rate of the U.S. dollar against the French franc, the dollar value in this Summary Compensation Table do not reflect actual compensation raises.
(2) Other annual compensation for Mr. Liautaud includes (i) a company car allowance of $17,260 in 1997, $22,266, in 1996 and $22,846 in 1995, (ii)
    life insurance premiums of $4,573 in 1997, $4,479 in 1996 and $4,596 in 1995, and (iii) unemployment coverage of $3,158 in 1997, $3,499 in 1996 and $3,234 in 1995. Other annual compensation for Mr. Payre includes (i) a company car allowance of $4,880 in 1997, $22,266, in 1996 and $22,846 in 1995, (ii) life insurance premiums of $1,576 in 1997, $4,479 in 1996 and $4,596 in 1995 and (iii) unemployment coverage of $1,053 in 1997, $3,499 in 1996 and $3,234 in 1995. Other annual compensation paid to other executive officers corresponds to company car and housing expenses paid by the Company on their behalf.
(3) All other compensation for Mr. Liautaud in 1997 corresponds to the portion paid in 1997 of a total of $200,000 payable as a relocation and cost of living allowance due to his move from France to California. All other compensation paid to Mr. Kellogg in 1995 corresponds to a relocation allowance related to his move to France. All other compensation paid to other executive officers corresponds to a contingent profit-sharing program payable to employees of Business Objects S.A in accordance with French laws.
(4) Mr. David Ellett joined the Company in April 1997.
(5) Mr. Payre resigned as Chief Operating Officer effective April 28, 1997.
(6) Mr. Verheecke resigned as Chief Financial Officer in August 1997.
(7) These options correspond to options to purchase 30,000 shares granted in 1995 and 40,000 shares granted in 1996 which were repriced in 1997.
(8) Includes options to purchase 60,000 shares granted in 1996 and repriced in 1997.

  Option Grants in Fiscal 1997. The following table contains information concerning the grant of stock options to the Named Executive Officers during fiscal 1997.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                INDIVIDUAL GRANTS                         ANNUAL RATES OF STOCK
                         ----------------------------------------------------------------  PRICE APPRECIATION
                          NUMBER OF SECURITIES                     EXERCISE OR             FOR OPTION TERM (1)
                           UNDERLYING OPTIONS   % OF TOTAL OPTIONS BASE PRICE  EXPIRATION ---------------------
       NAME              GRANTED IN FISCAL YEAR   GRANTED IN FY     ($/SHARE)     DATE                 10%($)
       ----              ---------------------- ------------------ ----------- ----------   5% ($)   ----------
Bernard Liautaud........            --                 --               --           --          --         --
David Ellett............        200,000                9.2%            9.50     04/28/07   1,194,900  3,028,111
Alexandre Dayon.........            --                 --               --           --          --         --
David Kellogg...........         70,000(2)             3.2%           7.875     09/02/07     346,678    878,551
Lawrence Lieberman......         60,000(2)             2.8%            7.88     09/02/07     297,153    753,043
                                 20,000                0.9%           12.63     11/04/07     158,796    402,420
Denis Payre.............            --                 --               --           --          --         --
Robert Verheecke........            --                 --               --           --          --         --

--------
(1) In accordance with SEC rules, these columns show gains that might exist for the respective options over the period of the option terms. This valuation model is hypothetical. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.
(2) Represents options that were granted prior to 1997 and repriced on September 2, 1997.

  Aggregated Option Exercises in Fiscal 1997 and Fiscal Year-End Option Values. The following table sets forth the value of in-the-money options held by the Named Executive Officers as of December 31, 1997.

                                                     NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED         IN-THE MONEY
                            SHARES                   OPTIONS AT FY-END(#)     OPTIONS AT FY-END($)(1)
                         ACQUIRED ON     VALUE     ------------------------- -------------------------
          NAME           EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ ------------ ----------- ------------- ----------- -------------
Bernard Liautaud........       --           --          --            --          --            --
Alexandre Dayon.........       --           --       22,801        25,198      20,824         4,802
David Ellett............       --           --          --        200,000         --        227,037
Lawrence Lieberman......       --           --          416        79,584         --        143,135
David Kellogg...........       --           --       13,074        56,928      31,189       135,807
Denis Payre.............       --           --          --            --          --            --
Robert Verheecke........    76,000      441,464         --            --          --            --

--------
(1) These values represent the spread between the respective exercises prices of outstanding options and the closing price of the Company's ADS on December 31, 1997. Option prices are set in French Francs, in accordance with French law, and are converted, for purposes of this table, at the year-end exchange rate of French franc versus U.S. dollar.

1997 OPTION EXCHANGE PROGRAM

  Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is widespread in the high technology industry. The Company's Board of Directors believes that stock options are a critical component of the compensation offered to promote the long-term retention of key employees, motivate high levels of performance and recognize employee contribution to the overall success of the Company. The market price of the Company's ADSs trading on the Nasdaq National Market decreased substantially from a high of $55 in May 1996 to a low of $6.75 in the third quarter of 1997. In light of this substantial decline in the market price, the Board of Directors believed that the large number of outstanding options with exercise prices substantially in excess of the then-current market price were no longer an effective tool to encourage employee retention. A first Option Exchange

Program was implemented in November 1996 (the "1996 Option Exchange"). The 1996 Option Exchange allowed option holders to exchange their out-of-the-money options for options with an exercise price per share of $20. All officers were excluded from the 1996 Option Exchange. In consideration for the new lower option price under the 1996 Option Exchange, participating optionees were required to give back 10% of the number of the underlying option shares, i.e., the number of shares under the new options were equal to only 90% of the number of shares under the old options.

  The Board of Directors approved a second Option Exchange Program on July 28, 1997 (the "1997 Option Exchange"). The 1997 Option Exchange ended on September 2, 1997. All employees, including executive officers and officers, were eligible to participate in the 1997 Option Exchange, with the exception of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Under the 1997 Option Exchange, the eligible optionees were permitted to exchange one or more of their outstanding options with an exercise price above $9 ("Old Options") for new options ("New Options") covering a number of shares equal to the number of unexercised shares underlying the Old Options. Each exchanged Old Option was cancelled. The exercise price of the New Option was $7.875, corresponding to the closing price of the ADSs on the Nasdaq National Market on August 29, 1997. In consideration for the new exercise price, the number of shares vested under the New Option for the entire twelve months following the exchange date--September 2, 1997--was determined to be equal to only 50% of the shares vested under the Old Option as of the exchange date. Beginning on September 2, 1998, the New Options shall be exercisable to the same extent as the Old Option would have been, had no exchange taken place. As a result of these restrictions on vesting, optionees who voluntarily or unvoluntarily leave the Company prior to September 2, 1998 will not have the opportunity to exercise their New Options to the same extent as under the Old Options vesting schedule. Specific exercisability features of New Options granted to French optionees were provided, in order to eliminate any potential social security costs under French law arising from the exercise of the New Options and disposition of underlying shares prior to the expiration of a five-year period from the date of the Exchange. As a result, New Options granted to French optionees are not exercisable until the expiration of a two-year period following the exchange date, at which time the New Option becomes exercisable to the same extent as the Old Option would have been, had no exchange taken place. In addition, French optionees may not dispose of the shares before the expiration of a five-year period following the exchange date.

  Options repriced since inception of the Company (1990) for each of the Company's executive officers at the end of fiscal 1997, are listed in the following table:

                                     NUMBER OF                                              LENGTH OF ORIGINAL
                                    SECURITIES    MARKET PRICE OF    EXERCISE       NEW           OPTION
                                    UNDERLYING    STOCK AT TIME OF PRICE AT TIME EXERCISE     TERM REMAINING
          NAME             DATE   OPTION REPRICED    REPRICING     OF REPRICING    PRICE   AT DATE OF REPRICING
          ----           -------- --------------- ---------------- ------------- --------- --------------------
Bernard Liautaud........      --         --                --              --          --
David Ellett............      --         --                --              --          --
Alexandre Dayon.........      --         --                --              --          --
David Kellogg........... 09/02/97     25,000         FF47.8406        FF80.706   FF47.8406  7 years 11 months
                         09/02/97      5,000         FF47.8406      FF114.4947   FF47.8406  8 years, 3 months
                         09/02/97     30,000         FF47.8406       FF90.9049   FF47.8406   9 years, 0 month
                         09/02/97     10,000         FF47.8406       FF67.7738   FF47.8406  9 years, 2 months
Lawrence Lieberman...... 09/02/97     60,000         FF47.8406      FF 93.9875   FF47.8406   9 years, 1 month
Denis Payre.............      --         --                --              --          --
Robert Verheecke........      --         --                --              --          --

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and shareholders interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

  At this time in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

  Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Committee has engaged the services of outside consultants from time to time to determine appropriate compensation levels.

  Stock Options. Under the Company's Option Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of stock option awards is based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Committee believes stock option grants are an effective method of incenting executives to take a longer term view of the Company's performance and to ensure that the executive's and the stockholder's interests are in alignment.

  Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals and vary from 0% to 25% of the base salary if such performance goals are met. The bonus may reach up to 40% of the base salary in the event of complete achievement of personal objectives and over-achievement of the Company's objectives.

  Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company does not currently match contributions under the 401(k) plan. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company's achievement of certain revenues and operating profits targets.

 Chief Executive Officer Compensation for 1997

  During fiscal 1997, the Chief Executive Officer's compensation was comprised of a base salary of $295,435, a car allowance of $17,260 and a variable salary of up to $230,000 if certain performance criteria were met. Variable salary is a mix of personal and Company objectives. The Company objectives represented 60% of the total bonus paid to the Chief Executive Officer and was based on the Company's achievement of certain revenues and earnings per share thresholds. For fiscal 1997, based on objectives achieved, the Compensation Committee determined that the final amount of the variable compensation to be awarded to the Chief Executive Officer is $150,000 payable in 1998 after approval by the Board of Directors. In addition to the above, the Chief Executive Officer is entitled, due to his move from France to California in the summer of 1997, to a temporary cost of living allowance, of $200,000, of which $135,000 was paid in 1997, and the remainder will be paid in 1998.

  The Company's Chief Executive Officer has not received any other special or additional compensation other than as described above.

  The Committee has considered the potential impact of Section 162(m) of the Code and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                            COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Albert Eisenstat
                            Vincent Worms

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In June 1997, the Company loaned $200,000 to one of its executive officers. The loan is secured by a deed of trust and bears interest at the rate of 6.23% per annum. Principal and interest are due on July 1, 1999.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                INSIDER PARTICIPATION IN COMPENSATION DECISIONS

  The Company's Compensation Committee currently consists of Messrs. Eisenstat and Worms. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

  French law prohibits the Company from entering into indemnification agreements with its Directors providing for limitations on personal liability for damages and other costs and expenses that may be incurred by Directors and officers arising out of or related to acts or omissions in such capacity. French law also prohibits the articles of association of the Company from providing for limitation of liability of a member of the Board of Directors. These prohibitions may adversely affect the ability of the Company to attract and retain Directors. Generally, under French law, Directors and officers will not be held personally liable for decisions taken diligently and in the corporate interest of the Company.

  The Company has entered into an agreement with each of its Directors, its Chairman, President and Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer and other members of senior management designated by the Board of Directors pursuant to which the Company agreed to contract for and maintain liability insurance against liabilities which may be incurred by such persons in their respective capacities, including liabilities which may be incurred under the U.S. federal and state securities laws, subject to certain limitations. The Company believes that entering into such agreement and maintaining appropriate liability insurance for its Directors and officers will assist the Company in attracting and retaining qualified individuals to serve as Directors and officers.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers,

Directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, Directors and ten-percent stockholders were complied with.

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

  The following graph sets forth the Company's total cumulative shareholder return as compared to the NASDAQ Market Index and the MG Group Index. The total shareholder return assumes U.S.$100 invested on September 22, 1994 in shares of the Company, the Nasdaq Index and the MG Group Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.


                     [PERFORMANCE GRAPH APPEARS HERE]

---------------------------FISCAL YEAR ENDING-----------------------------
COMPANY                      1994      1994      1995      1996      1997
BUSINESS OBJECTS S A        100.00    124.58    163.98     91.53     70.34
MG GROUP INDEX              100.00    107.03    159.22    197.91    245.21
NASDAQ MARKET INDEX         100.00     97.99    127.10    157.94    193.20

  REPORT OF THE BOARD OF DIRECTORS ON THE FINANCIAL STATEMENTS OF THE COMPANY
                          DURING THE FISCAL YEAR 1997

  In accordance with French corporate law, the following discussion relates to the UNCONSOLIDATED ACCOUNTS OF BUSINESS OBJECTS S.A. (THE "COMPANY"), the French parent company of the Business Objects group, as well as THE CONSOLIDATED ACCOUNTS OF BUSINESS OBJECTS S.A. AND ITS SUBSIDIARIES (THE "GROUP"). These accounts are prepared in accordance with FRENCH GAAP.

  Consolidated accounts in US dollars prepared in accordance with U.S. GAAP are not included in this report. For a discussion of the consolidated financial statements prepared in accordance with U.S. GAAP, please see the enclosed Annual Report.

1. RESULTS OF THE GROUP DURING THE FISCAL YEAR 1997

  Consolidated financial data discussed below are derived from the consolidated financial statements prepared in French francs in accordance with French GAAP, audited by Ernst & Young and Mr. Pierre Dupuy, independent auditors.

  TOTAL OPERATING REVENUES increased from FF436 million in 1996 to FF667 million in 1997, representing an increase of 53%. The Group generated approximately 69% of its total revenues from licenses of BusinessObjects. The remaining portion of the Group's total revenue was comprised of revenues from services related to licenses of BusinessObjects.

  LICENSE FEES increased from FF330 million in 1996 to FF458 million in 1997. This increase in license fees reflected increased unit licenses of the Company's existing software products and the expansion of the Company's product offerings, including an increase in the number of relational databases supported by the Company's software. The increase in license fees also resulted from growth in all major geographic areas. License fees in the United States grew 11% from 1996 to 1997, and represented 31% of the Group's total license fees in 1997, as compared to 34% in 1996. License fees in Europe grew 25% from 1996 to 1997, and represented 62% of the Group's total license revenue, as compared to 59% in 1996. License fees in Asia grew 57% from 1996 to 1997, and represented 7% of the Group's total license fees in 1997, as compared to 6% in 1996.

  REVENUES FROM SERVICES consist of consulting revenue, training revenue and maintenance revenue. Revenues from services increased from FF106 million in 1996 to 209 million in 1997, representing respectively 24% and 31% of the Group's total revenues. Revenues from services in 1997 increased 97% over the prior year as compared with an increase of 80% during 1996. The increase in revenues from services during both years was due primarily to increases in maintenance revenues related to increases in the Company's installed customer base and the renewal of support contracts, and increases in training and consulting revenues.

  TOTAL OPERATING EXPENSES increased from FF348 million in 1996 to FF545 million in 1997, representing respectively 80% and 82% of the total revenues.

  INCOME FROM OPERATIONS decreased from FF37 million in 1996 to FF24 million in 1997, representing a decrease of 35%.

  NET OTHER INCOME increased from FF9 million in 1996 to FF10 million in 1997. The Company generated FF6 million-interest income in 1997, as compared to FF8 million in 1996. The decrease in interest income was due to a lower cash balance and to lower interest rates available to the Company. Net exchange gains totaled FF3.4 million in 1997, as compared to FF1.5 million in 1996. The Company operates on a multinational basis and a significant portion of its business is conducted in currencies other than the French franc, mainly the US dollar, British pound sterling, German mark and Japanese yen. To date, the Company has not undertaken hedging transactions to cover its currency exposures.

  NET INCOME, after provision for income taxes of FF16 million, decreased from FF27 million in 1996 to FF17 million in 1997, representing a decrease of 37%.

  CONSOLIDATED BALANCE SHEET. Total assets increased from FF423 million in 1996 to FF565 million in 1997. This increase was primarily due to increase in account receivable, which was generally consistent with the growth in revenues. It was also due, to a lesser extent, to the increase in fixed assets, as the Company continued investing in office equipment, hardware, software and leasehold improvements. The increase in liabilities and shareholders' equity was primarily due to an increase in deferred revenue and an increase in retained earnings.

2. UNCONSOLIDATED RESULTS OF BUSINESS OBJECTS S.A. DURING THE FISCAL YEAR 1997

  The financial year 1997 is the seventh financial year of the Company. In 1997, the Company recorded a 17% growth in revenue from products. Such revenues in 1997, which consist of 67% license revenues and 33% services, reached FF267 million or FF160 million exclusive of sales to subsidiaries. In 1996, total revenues were FF228 million or FF146 million exclusive of sales to subsidiaries. Other revenues, including operating subsidies and cost transfers (mainly to subsidiaries), increased operating revenues to a total amount of FF277 million in 1997 as compared to FF231 million in 1996. Income from operating activities amounted to FF10 million in 1997, as compared to FF44 million in 1996. Financial income amounted to FF11 million in 1997, as compared to FF10.7 in 1996. Income before taxes and exceptional items amounted to FF21 million in 1997, as compared to FF55 million in 1996. Exceptional charges were FF0.165 million in 1997, compared to FF21 million in 1996. Pre-tax profits for 1997 amounted to FF17 million, as compared to FF30 million in 1996, reflecting a decrease of 45%. Corporate income tax amounted to FF8 million and after-tax profits were therefore FF9 million, as compared to FF20 million in 1996.

                             BUSINESS OBJECTS S.A.
                    FIVE YEAR SUMMARY FINANCIAL INFORMATION
                               (IN FRENCH FRANCS)

                             1993        1994       1995         1996         1997
                          ----------  ---------- -----------  -----------  -----------
1. CAPITAL AT YEAR-END
Capital stock, par
 value..................  12,155,750  15,672,902  15,677,662   16,173,513   16,492,297
Number of ordinary
 shares issued..........  12,155,750  15,672,902  15,677,662   16,173,513   16,492,297
Number of preferred
 shares
Maximum number of shares
 to be created in the
 future
 by conversion of bonds
 by exercise of
 subscription rights....     808,455   1,200,272   1,825,221    1,993,101    2,534,628
2. OPERATIONS AND INCOME
 FOR THE YEAR
Total product revenues..  50,915,837  98,416,577 167,644,564  227,845,192  267,371,015
Income before taxes,
 profit sharing and
 amortization and
 provisions.............   8,553,087  23,822,326  57,008,428   37,279,585   29,190,204
Income tax benefit
 (provision)............  (2,478,260)    712,773 (14,938,663) (10,045,109)  (7,625,652)
Required profit
 sharing................           0   1,312,178   6,306,886    3,460,845    4,415,572
Income after taxes,
 profit sharing and
 amortization and
 provisions.............   5,620,843  19,604,044  29,829,842   20,412,912    9,105,875
Dividends distributed...           0           0           0            0            0
3. INCOME PER ISSUED
 SHARE
Income after taxes and
 profit sharing but
 before amortization and
 provisions.............        0.50        1.48        2.28         1.47         1.04
Income after taxes,
 profit sharing and
 amortization and
 provisions.............        0.46        1.25        1.90         1.26         0.55
Dividends distributed
 per share..............           0           0           0            0            0
4. PERSONNEL
Average number of
 employees..............          67         105         157          215          303
Total payroll and social
 charges................  18,369,643  30,477,203  50,487,712   69,866,129   88,609,212
Total social benefits...   8,538,760  14,084,056  22,723,746   31,708,537   41,610,171

                             BUSINESS OBJECTS S.A.

                     UNCONSOLIDATED STATEMENT OF OPERATIONS

                            (IN FRENCH FRANCS)

                                                         1997          1996
                                                     ------------  ------------
Manuals and packages................................    3,239,632     4,354,574
Product revenues....................................  264,131,383   223,490,618
Total product revenues..............................  267,371,015   227,845,192
Other revenue.......................................    9,653,994     3,047,015
                                                     ------------  ------------
Total Operating Revenue.............................  277,025,009   230,892,207
Purchases of goods for resale.......................   (5,728,614)   (6,515,699)
Change in inventory.................................    1,477,439       687,344
Other outside purchases............................. (114,122,955)  (67,863,804)
Taxes...............................................   (5,109,479)   (3,977,274)
Salaries............................................  (88,609,212)  (69,866,129)
Social charges......................................  (41,610,171)  (31,708,537)
Depreciation & amortization.........................   (7,618,196)   (4,563,987)
Reserves against current assets.....................   (2,885,667)   (1,547,727)
Other expenses......................................   (2,664,073)   (1,113,736)
                                                     ------------  ------------
Total Operating Expenses............................ (266,870,928) (186,469,549)
                                                     ------------  ------------
Operating Income....................................   10,154,081    44,422,658
Interest income.....................................    7,271,295    11,811,158
Exchange rate gains.................................    7,688,797       544,269
                                                     ------------  ------------
Financial Revenues..................................   14,960,092    12,355,427
Reserve for exchange rate losses....................   (2,349,431)     (478,260)
Interest expense....................................      (27,695)     (446,830)
Exchange rate losses................................   (1,511,669)     (634,398)
Bank fees...........................................
                                                     ------------  ------------
Financial Expenses..................................   (3,888,795)   (1,559,488)
                                                     ------------  ------------
Income From Financial Activities....................   11,071,297    10,795,939
Income Before Tax and Exceptional Items.............   21,225,378    55,218,597
Exceptional income..................................       86,746       164,996
Exceptional expenses................................     (165,025)  (21,464,727)
                                                     ------------  ------------
Net Exceptional Income (Expense)....................      (78,279)  (21,299,731)
Profit sharing......................................   (4,415,572)   (3,460,845)
                                                     ------------  ------------
Net Income Before Tax...............................   16,731,527    30,458,021
Income tax benefit (provision)......................   (7,625,652)  (10,045,109)
                                                     ------------  ------------
Net Income..........................................    9,105,875    20,412,912

                             BUSINESS OBJECTS S.A.

                          UNCONSOLIDATED BALANCE SHEET
                               (IN FRENCH FRANCS)

ASSETS
                                              1997                     1996
                                  GROSS    PROVISIONS       NET         NET
                               ----------- -----------  ----------- -----------
Intangible fixed assets.......   8,757,366  (3,542,691)   5,214,675   3,781,510
Tangible fixed assets.........  31,042,119 (10,697,081)  20,345,038  15,990,178
Equity in subsidiaries........  92,233,952    (168,730)  92,065,222  13,176,096
Loans to subsidiaries.........  37,831,188               37,831,188  23,697,190
Deposits......................     644,578                  644 578     748,459
                               ----------- -----------  ----------- -----------
Total Long Term Assets........ 170,509,203  (1,440,502) 156,100,701  57,393,433
Inventory.....................   2,929,305    (656,511)   2,272,794   1,198,671
Prepaid expenses..............  10,227,685               10,227,685   4,952,164
Trade accounts receivable..... 147,433,618  (3,235,601) 144,198,017 115,396,154
Other accounts receivable.....  15,488,006               15,488,006  13,724,788
Marketable Securities.........  55,489,544               55,489,544 133,915,055
Cash & Cash equivalents.......  16,426,088               16,426,088  16,755,936
                               ----------- -----------  ----------- -----------
Total Current Assets.......... 247,994,246  (3,892,112) 244,102,134 285,942,768
Unrealized exchange losses....   1,536,022                1,536,022     855,397
                               ----------- -----------  ----------- -----------
Total Assets.................. 420,039,471 (18,300,614) 401,738,857 344,191,598

LIABILITIES & SHAREHOLDERS' EQUITY
                                                            1997        1996
                                                         ----------- -----------
Capital stock, par value................................  16,492,297  16,173,513
Paid-in capital......................................... 169,611,019 159,691,648
Legal reserves..........................................   1,638,502   1,608,275
Prior years' retained earnings..........................  78,715,394  58,332,709
Current year net income.................................   9,105,875  20,412,912
Investment grant........................................   4,000,000   4,000,000
                                                         ----------- -----------
Total Shareholders' Equity.............................. 279,563,087 260,219,057
Conditional loans.......................................           0           0
Provision for unrealized exchange losses................   3,864,948   2,617,226
Bank overdrafts.........................................   2,774,513           0
Accounts payable........................................  54,425,138  20,969,005
Accrued wages and taxes.................................  39,071,628  32,564,121
Other payables..........................................   2,173,993  10,033,034
                                                         ----------- -----------
Total Liabilities....................................... 102,310,220  66,183,386
Deferred revenue........................................  18,209,969  16,921,336
Unrealized exchange gains...............................   1,655,581     868,001
                                                         ----------- -----------
Total Liabilities & Shareholders' Equity................ 401,738,857 344,191,780

                  TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL

FIRST RESOLUTION

 This resolution is to approve the financial statements for the 1997 fiscal year:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the annual management report of the Board of Directors on the activity and the situation of the Company during the fiscal year ended December 31, 1997, as well as the annual report of the statutory auditors on the performance of their duties during this fiscal year,

  RESOLVED, that the financial statements of the fiscal year ended December 31, 1997, as they have been presented, the expenses referred to in article 39-4 of the French Tax Code amounting to FF380,906, as well as the transactions indicated in the above-mentioned financial statements and summarized in the above-mentioned reports are approved hereby.

SECOND RESOLUTION

 This resolution is to allocate the profits for the 1997 fiscal year:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, it has been noted that the profits for the fiscal year ended December 31, 1997 amount to FF9,105,875.46,

  RESOLVED, that the above-mentioned profits be allocated:

  --up to the limit of FF39,263.90, to the legal reserve which will amount, after allocation, to FF1,677,766.30.

  --the balance of FF9,066,611.56, to be carried forward, the balance of the profits account carried forward thus amounting after allocation, to FF87,782,005.38.

  Pursuant to the law, it is reminded hereby that no dividends were distributed with respect to the last three fiscal years.

THIRD RESOLUTION

 This resolution is to approve the re-election of Mr. Arnold Silverman as a
Director:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that the term of office of Mr. Arnold Silverman, Director, expires at the end of this general meeting,

  RESOLVED, that Mr. Arnold Silverman is re-elected hereby for a period of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2000.


FOURTH RESOLUTION

  This resolution is to approve the re-election of Mr. Albert Eisenstat as a
Director:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that the term of office of Mr. Albert Eisenstat, Director, expires at the end of this general meeting,

  RESOLVED, that Mr. Albert Eisenstat is re-elected hereby for a period of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2000.

FIFTH RESOLUTION

  This resolution is to elect Mr. Bernard Charles as a Director:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors,

  RESOLVED, that Mr. Bernard Charles is elected hereby Director as from June 19, 1998, to hold office for a term of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2000.

SIXTH RESOLUTION

  This resolution is to acknowledge that no transactions in which Directors have an interest have been entered into in fiscal 1997

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors on the transactions referred to in article 101 of the law n(degrees)66-537 of July 24, 1966 on commercial companies,

  ACKNOWLEDGES that no transactions referred to in the said article have been concluded during the financial year 1997.

SEVENTH RESOLUTION

  This resolution is to authorize the granting of options corresponding to 750,000 shares of common stock reserved for subscription or purchase to employees of the group under the 1994 Stock Option Plan, to cancel shareholders' preferential subscription right to shares issued as a result of exercise of the options, and to empower the Board of Directors to grant options and carry out the issuance of the shares:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, in accordance with articles 208-1 to 208-8 of the law n(degrees)66-537 of July 24, 1966 and subject to the provisions of the 1994 Stock Option Plan as approved at the shareholders' meeting held on June 21, 1995, and amended at the shareholders meeting held on June 19, 1997, that the Board of Directors is authorized to grant, once or severally, to employees and legal representatives of the Company and its affiliates options to subscribe to or purchase 750,000 shares of the Company of FF 1 nominal value each,

  RESOLVED FURTHER that this authorization is granted in addition to the shareholders authorizations granted by the shareholders' meetings held on August 17, 1994, June 13, 1996 and June 19, 1997, and, as a consequence, will expire on August 16, 1999,

  RESOLVED THEREFORE, that the issue or purchase price of one share subject to an option shall be determined by the Board of Directors on the date of grant of the option in accordance with the following:

    (i) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to a beneficiary subject to the laws of the United States of America who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such beneficiary is permitted by the law to receive option grants, the per share exercise price shall be no less than 110% of the Fair Market Value per share;

    (ii) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (i) above, the per share exercise price shall be no less than 100% of the Fair Market Value per share.

  It being specified that for purposes of this resolution, Incentive Stock Option shall mean an option intended to qualify as an incentive stock option under section 422 of the U.S. Internal Revenue Code of 1986, as amended, and Non-Statutory Stock Option shall mean an option which does not qualify as an Incentive Stock Option.

  RESOLVED FURTHER that the Fair Market Value of one share corresponding to one American Depositary Share ("ADS") shall be determined by reference to the market value of one ADS as follows:

    (i) if the ADSs are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of an ADS shall be the closing sale price for such ADS (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading ADSs) on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

    (ii) if the ADSs are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of an ADS shall be the mean between the high bid and low asked prices for an ADS on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

    (iii) in the absence of an established market for the ADSs or the common stock, the Fair Market Value shall be determined in good faith by the Board of Directors.

  It being specified that the Fair Market Value shall be expressed in French francs on the basis of the noon buying rate reported on the last trading day prior to the day of determination by the Federal Reserve Bank of New York (expressed in French francs per U.S.$ 1.00).

  RESOLVED FURTHER, that the issue price determined in accordance with the above may not be changed during the term of the option, except upon the occurrence of changes in capitalization as defined in article 208-5 of the law n(degrees)66-537 of July 24, 1966. In this latter case, the Board of Directors shall adjust the option price and the number of shares subject to the option in accordance with the laws then in effect in order to reflect the change in capitalization, and may also decide to suspend the exercisability of the options.

  RESOLVED FURTHER, that the term of the options shall be ten years from the date of grant, provided however that the Board of Directors is authorized to provide for a shorter term for optionees residing in a certain country, if required or advantageous under the laws of such country.

  RESOLVED FURTHER, that new shares issued will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, that all powers are given to the Board of Directors in order:

  --to set the dates of grant, set the terms and conditions under which the options are granted and exercisable, and set the issue price, including henceforth the power to determine the purchase price for shares held as treasury stock within the limits provided by the law relating to commercial companies and by this resolution,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, carry out all formalities that are necessary,

  --to repurchase shares in accordance with the terms of article 217-1 of the law n(degrees)66-537 of July 24, 1966, including through the purchase and cancellation of American Depositary Shares to satisfy options to purchase existing shares.

  Pursuant to this authorization, shareholders expressly waive their preferential right to subscribe the shares that will be issued as a result of the exercise of the options.

EIGHTH RESOLUTION

  This resolution is to authorize a capital increase for 135,000 new shares of common stock to be reserved for subscription to employees of the Company under the Employee Savings Plan, to cancel shareholders' preferential subscription right to such shares and to delegate to the Board of Directors the power to carry out the issuance of such shares:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, that the share capital is to be increased by FF 135,000 by the issuance of 135,000 new shares of FF 1 each payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription of which being reserved to the employees of the Company who adhere or will adhere to the Employee Savings Plan.

  RESOLVED FURTHER, that the issue price of one share corresponding to one American Depositary Share ("ADS") will be determined by the Board of Directors in accordance with the following:

    (a) if the ADSs are listed on any stock exchange or a national market system, including especially the Nasdaq National Market of the National Association of Security Dealers, Inc. Automated Quotation ("NASDAQ") System, the issue price of one share will be the higher of

      (i) eighty percent (80%) of the average of the closing sales prices for an ADS (or the closing bid, if no sales were registered) as quoted on such system or exchange (or the exchange with the greatest volume of ADSs trading) on the twenty days of quotation preceding the day of the decision of the Board of Directors called to set the opening date for subscription, or

      (ii) eighty five (85%) of the closing sale price for an ADS (or the closing bid, if no sales were registered) as quoted on such system or exchange (or the exchange with the greatest volume of ADSs trading) on the last trading day preceding the day of the decision of the Board of Directors called to set the opening date for subscription;

    as reported in The Wall Street Journal or such other source the Board will deem reliable.

    (b) if the ADSs are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the issue price of one share will be the higher of:

      (i) eighty percent (80%) of the average of the means between the high bid and low asked prices for an ADS on the twenty days of quotation preceding the day of the decision of the Board of Directors called to set the opening date for subscription, or

      (ii) eighty five (85%) of the of the average of the means between the high bid and low asked prices for an ADS on the last trading day preceding the day of the decision of the Board of Directors called to set the opening date for subscription;

  as reported in The Wall Street Journal or such other source the Board will deem reliable.

    (c) in the absence of an established market quotation mentioned in paragraphs (i) and (ii) above, the issue price of one share will be determined by the Board according to the provisions of the last paragraph of article 25 of the Ordonnance n(degrees)86-1134 of October 21, 1986.

  It being specified that when the issue price of one share determined pursuant to the foregoing price-setting conditions will be in U.S. dollars, the issue price of one share will be the exchange value in French Francs of the issue price of one share in U.S. dollars calculated on the basis of the noon buying rate on the quotation day preceding the decision of the Board of Directors called to set the opening date for subscription as reported by the Federal Reserve Bank in New York (expressed in French francs for one U.S. dollar).

  RESOLVED FURTHER, that the preferential subscription right of the shareholders pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies be canceled and that the subscription of the 135,000 new shares to be issued be reserved to the employees of the Company who adhere or will adhere to the Employee Savings Plan.

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order, at once or severally:

  --to set, subject to the law and the terms of this shareholders resolution, the dates of subscription and the conditions under which the subscribed shares will be paid and issued,

  --to carry out, by himself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof,

  --to modify the by-laws consequently, and in general, carry out all formalities that are necessary.

  This authorization is granted for a period of two years as from the date of this Meeting.

NINTH RESOLUTION

  This resolution is to deliberate on the issue price of shares reserved for issuance at the June 19, 1997 shareholders' Meeting under the 1995 International Stock Purchase Plan and to re-affirm the price setting conditions voted on and approved on June 19, 1997.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED, in accordance with article 186-3 third paragraph of the law n(degrees)66-537 of July 24, 1966, not to change the price setting conditions of the shares approved by the Meeting of June 19, 1997 and reserved for issuance under the 1995 International Stock Purchase Plan.

TENTH RESOLUTION

  This resolution is to authorize the issuance of 165,000 new shares under the 1995 International Stock Purchase Plan, to cancel shareholders' preferential right to such shares, and to empower the Board of Directors to fix the terms and conditions of the subscription of such shares and to take all appropriate actions with respect to the same:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors and has noted that the share capital has been fully paid-up,

  RESOLVED that the share capital is to be increased once or more than once within a maximum of FF165,000 by the issuance of a maximum of 165,000 new shares of FF1 nominal value each, payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription being reserved to Business Objects S.A. Employee Benefits Trust.

  RESOLVED FURTHER, that the issue price of one share, corresponding to one American Depositary Share ("ADS") for a given offering period will be determined by the Board of Directors as follows:

    (i) if the ADSs are listed on any stock exchange or a national market system, including especially the Nasdaq National Market of the National Association of Security Dealers, Inc. Automated Quotation ("NASDAQ") System, the issue price of one share will be equal to eighty five percent (85%) of the lowest closing sale price for such ADS (or the closing bid, if no sales were registered) as quoted on such system or exchange (or the exchange with the greatest volume of trading ADSs) on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in The Wall Street Journal or such other source the Board will deem reliable;

    (ii) if the ADSs are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the issue price of one share will be equal to eighty five percent (85%) of the lowest mean between the high bid and low asked prices for the ADSs on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in The Wall Street Journal or such other source the Board will deem reliable; and

    (iii) in the absence of an established market quotation as mentioned in paragraphs (i) and (ii) above, the issue price of one share will be equal to eighty five percent (85%) of the lowest fair market value of an ADS on the first day and on the last day of the offering period as determined in good faith by the Board.

  It being specified that when the issue price of one share determined pursuant to the foregoing price-setting conditions will be in U.S. dollars, the issue price of one share will be the exchange value in French francs of the issue price of one share in U.S. dollars calculated on the basis of the noon buying rate on the last day of the offering period (or, in the absence of a market quotation on that date, that of the prior day of quotation) reported by the Federal Reserve Bank of New York (expressed in French francs for one U.S. dollar).

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increase.

  RESOLVED FURTHER, that the preferential right of subscription granted to the shareholders pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies is canceled and that the subscription of the 165,000 new shares to be issued is reserved to Business Objects S.A. Employee Benefits Trust.

  RESOLVED FURTHER, that the Board of Directors is granted hereby authority to, once or more than once:

  --fix the amount(s) of the increase(s) of the share capital, the dates of offering periods, the terms and the conditions of the subscription and the issue within the limits decided by this resolution, it being specified that the shares, the issue of which will have been resolved by the Board of Directors, must be issued, at the latest, within two years from the date of this Meeting,

  --collect the subscriptions to the new shares and the payments related thereto,

  --proceed to the anticipated closing date of the subscriptions or to the extension of its deadline, if applicable,

  --obtain from the funds depository the certificate attesting that the capital increase has been fully paid-up,

  --proceed with the withdrawal of funds after accomplishment of the capital increase,

  --carry out, directly or by proxy, all acts and formalities in view of finalizing the share capital increase which has been decided upon in this resolution,

  --amend the articles of association as a result of the share capital increase and, in general, to take all necessary steps in that respect.

    This authorization is granted for a period of two years as from the date of this meeting.

ELEVENTH RESOLUTION

  This resolution is to delegate to the Board of Directors powers to issue securities of the Company giving immediate or deferred access to the share capital of the Company with preferential subscription rights:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  Pursuant to the provisions of Article 180 III of the law n(degrees) 66-537 n(degrees) 66-537 of July 24, 1966:

  RESOLVED, to delegate to the Board of Directors full authority to issue securities with preferential subscription rights, in one or more public or private offerings, either in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies in France or abroad.

  RESOLVED FURTHER that the nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed FF15,000,000 or the exchange value of this sum, with the understanding that this amount does not take into account adjustments which may be made in compliance with current legislation to protect the rights of security holders.

  RESOLVED FURTHER that the Board of Directors may issue

    a) ordinary shares;

    b) all securities, subordinated or not in the case of debentures, which entitle the bearer, whether at any time, on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in articles 194-1 to 208 or 339-1 of the law n(degrees) 66-537 of July 24, 1966;

    c) unattached warrants entitling their holders to subscribe to securities representing a portion of the share capital of the Company. These warrants may be distributed at no cost or for a consideration.

  RESOLVED FURTHER that, for preferred shares and investment certificates, the nominal value that may be issued by virtue of this delegation shall not exceed FF1.

  RESOLVED FURTHER that, for the securities referred to in section b) above, the nominal value of the debt securities that may be issued by virtue of this delegation shall not exceed FF10,000,000 on the date of issue.

  RESOLVED that shareholders may exercise, under the terms and conditions provided for by current legislation, their preferential subscription right for new shares. Furthermore, the Board of Directors may grant shareholders the right to purchase and additional number of shares than that to which they are entitled as of right, in proportion to their subscription rights and limited to the number of shares requested.

  RESOLVED FURTHER that the Board of Directors may decide that the un-subscribed balance of the share capital increase be distributed totally or partially at its discretion, or offered to the public totally or partially, or that the amount of the capital increase be restricted to the number of subscription received provided that the legal requirements are met, it being stipulated that the Board of Directors may, at its discretion, and in the order it shall deem appropriate, exercise all the rights listed above or only some of them.

  This decision automatically entails a waiver by the Shareholders of their preferential subscription rights with respect to other securities to which these securities entitle them, in favor of the holders of the securities mentioned in b) above issued by virtue of this delegation other than convertible bonds.

  RESOLVED FURTHER to waive the preferential subscription rights with respect to shares issued upon conversion of convertible bonds and securities to which the warrants referred to in section c) above may entitle holders.

  RESOLVED to grant full authority to the Board of Directors to determine the form and characteristics of the securities to be created, as well as the dates and terms and conditions of the issue, to set the amount to be issued, to set, even retroactively, the issuance date, to determine, as required the appropriate means for protecting the rights of holders of securities providing access to the share capital of the Company and, with the understanding that in any event, the sum paid or which may later be paid to the company for each of the shares issued or to be issued by virtue of this resolution must be at least equal to the par value of the shares.

  In the event of securities being issued entitling their bearers to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant, the Board of Directors shall be granted full authority to determine the terms and conditions according to which Company may purchase said warrants, at any time or within defined periods, in view of their cancellation.

  RESOLVED that the Board of Directors may:

  --at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding paid-in capital, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total shares capital subsequent to each issue,

  --list the securities issued, and more generally,

  --take all measures, conclude all agreements and undertake all formalities necessary in furtherance of the proposed issue, to record the resulting increase in share capital and to amend the articles if incorporation and bylaws accordingly.

  This delegation is granted for a period of 26 months starting from this general meeting.

TWELFTH RESOLUTION

  This resolution is to delegate to the Board of Directors powers to issue securities of the Company giving immediate or deferred access to the share capital of the Company without preferential subscription right:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  Pursuant to the provisions of Article 180 III of the law n(degrees) 66-537 of July 24, 1966,

  RESOLVED to delegate to the Board of Directors full authority to issue securities with preferential subscription rights waived, in one or more public offerings, whether in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies in France or abroad.

  RESOLVED FURTHER that the nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed FF 15,000,000 or the exchange value of this sum, with any use of this delegation being imputed to the FF 15,000,000 ceiling set in the eleventh resolution here above, with the understanding that this ceiling does not take into account adjustments which may be made in compliance with legislation then in effect to protect the rights of holders of securities giving access to a portion of the share capital of the Company.

  RESOLVED FURTHER that, for preferred shares and investment certificates, the nominal value that may be issued by virtue of this delegation shall not exceed FF 1.

  RESOLVED FURTHER that, with respect to the securities mentioned in b) here below, the principal amount of the debt securities which may be issued by virtue of this delegation shall not exceed FF 10,000,000 on the date of issue, it being stipulated that any use of this delegation shall be imputed to the FF 15,000,000 ceiling set for such securities in the eleventh resolution above.

  RESOLVED FURTHER that the Board of Directors may issue:

    a) ordinary shares;

    b) all securities, subordinated or not in the case of debentures, which entitle the bearer, whether at any time, on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in articles 194-1 to 208 or 339-1 of the law n(degrees)66-537 of July 24, 1966;

    c) unattached warrants entitling their holders to subscribe to securities which represent a portion of the share capital of the Company; these warrants may be distributed at no cost or for a consideration.

  RESOLVED FURTHER, that any sum paid or to be paid to the Company in consideration for each of the shares issued or to be issued through the exercise of rights attached to securities shall be determined in accordance with article 186-1 (3(degrees)) of the law n(degrees)66-537 of July 24, 1966 and shall be at least equal to the average of the closing sale prices for the Company's ADSs on the Nasdaq National Market for a consecutive period of ten days chosen from among the twenty trading days preceding the issue of said securities.

  RESOLVED FURTHER, to waive the preferential right of subscription to the securities referred to in a), b) and c) above.

  The decision automatically entails a waiver by the Shareholders of their preferential subscription right with respect to other securities to which these securities entitle them, in favor of the holders of the securities mentioned in b) hereabove issued by virtue of this delegation other that convertible bonds.

  For issues on a French or foreign exchange market, the Board of Directors may implement a priority right to the benefit of shareholders, for a period and under terms to be determined by the Board of Directors, entitling such shareholders to subscribe securities referred to in a), b), and c) above, in proportion to the number of shares held by each shareholder, it being specified that the priority right shall not entail the creation of transferable rights. Securities not subscribed by shareholders shall be offered to the public. The priority right shall be exercisable, as the Board of Directors deems advisable, in respect of non-reducible subscription rights or reducible excess subscription rights.

  RESOLVED FURTHER to waive the preferential subscription right with respect to shares issued upon conversion of convertible bonds and securities to which the warrants referred to in section c) above may entitle holders.

  RESOLVED to grant full authority to the Board of Directors to determine the form and characteristics of the securities to be created, as well as the dates and terms and conditions of the issue, to set the amounts to be issued, to set, even retroactively, the issuance date to determine, as required, the appropriate means for protecting the rights of holders of securities providing access to the share capital of the Company, it being stipulated that in the event of an issue of shares with stock warrants, the issue price of ordinary or priority shares issued or issuable upon presentation of said warrants shall be shall be determined in accordance with article 186-1 (3(degrees)) of the law n(degrees)66-537 of July 24, 1966 and shall be at least equal to the average of the closing sale prices for the Company's ADSs on the Nasdaq national market during the ten trading days which precede the date of issuance, after adjustment of this average to account for the date from which dividends are earned.

  In the event of securities being issued entitling their bearers to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant, the Board of Directors shall be granted full authority to determine the terms and conditions according to which the Company may purchase said warrants, at any time or within defined periods, in view of their cancellation.

  RESOLVED that the Board of Directors may:

   at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding issue premium, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total share capital subsequent to each issue;

   list the securities to be issued and, more generally;

   take all measures, conclude all agreements and undertake all formalities necessary to ensure the outcome of the proposed issue, to record the resulting increase in share capital and to amend the articles of incorporation and bylaws accordingly.

  This delegation is granted for a period of 26 months starting from this general meeting.

THIRTEENTH RESOLUTION

  This resolution is to delegate to the Board of Directors powers to issue shares of the Company as a result of the issuance of bonds with stock warrants and composite securities by Group subsidiaries:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED to delegate to the Board of Directors full authority to issue shares to be subscribed upon presentation of the warrants mentioned in a) or
c) below and shares to which bearers of the securities mentioned in b) below are entitled, in one or more offerings, either in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies in France or abroad, in connection with the issuance of securities by companies in which the Company holds, directly or indirectly, more than half of the share capital, provided that the agreement of said companies is obtained.

  RESOLVED FURTHER that the total amount of the shares issued by virtue of this delegation shall not exceed FF 15,000,000, taking into account adjustments which may be made as provided by law, with any use of this delegation being imputed to the maximum ceiling increases set in the eleventh resolution.

  RESOLVED FURTHER that the Board of Directors may issue shares resulting from the issue of:

    a) bonds with Company stocks warrants,

    b) all other securities, subordinated or not in the case of debentures, which entitle the bearer whether at any time on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to shares of the Company,

    c) unattached warrants entitling their holders to subscribe to shares of the Company, these warrants may be distributed at no cost or for a consideration.

  In any event, any sum paid or to be paid to the Company in consideration for each of the shares issued through the exercise of rights attached to securities mentioned in a), b), and c), shall be determined in accordance with article 186-1 (3(degrees)) of the law n(degrees)66-537 of July 24, 1966 and shall be at least equal to the average of the closing sale prices for the Company's ADSs on the Nasdaq National Market during the ten trading days which precede the date of issuance.

  This decision automatically entails a waiver by the shareholders of their preferential subscription rights with respect to the shares to which they are entitled by virtue of the warrants mentioned in a) and the securities mentioned in(degrees)b) above, in favor of the holders of the securities mentioned in a) and b) above.

  Furthermore, the Shareholders hereby resolve to waive the preferential subscription rights with respect to shares to which they are entitled by virtue of the warrants mentioned in c) above.

  RESOLVED FURTHER to grant full authority to the Board of Directors:

  --to carry out this authorization in conjunction with executive or general management of the issuing subsidiaries, in particular, to determine the date from which dividends are earned, even retroactive,

  --to conclude any agreements to ensure the successful outcome of the projected issues, in compliance with laws and regulation in force and, more generally,

  --to undertake all steps and formalities required to carry out capital increase subsequent to the projected transactions and to amend the articles or incorporation and by-laws accordingly.

  This delegation is granted for a period of two years starting from this meeting.

FOURTEENTH RESOLUTION

  This resolution is to delegate to the Board of Directors powers to increase the share capital of the Company in the event of a tender offer on securities of the Company:

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

  RESOLVED to authorize the Board of Directors to use and to delegate to the Board of Directors full authority to use, during periods of offers of exchange on securities of the Company, one or more of the delegations that this meeting of shareholders has granted to said Board for the purposes of increasing the share capital of the Company pursuant to the eleventh and twelfth resolutions.

  This delegation is granted for a period falling between the date of this meeting and the date of the shareholders meeting called to approve the financial statements for the fiscal year ended December 31, 1998.

FIFTEENTH RESOLUTION

  This resolution is to issue warrants to subscribe 25,000 shares of the Company to Mr. Bernard Charles without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to empower the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

  RESOLVED, in accordance with article 339-5 of the law n(degrees)66-537 of July 24, 1966, to issue 25,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid in upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 25,000 warrants to Mr. Bernard Charles,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF 25,000, to be fully paid in upon subscription, either in cash or by compensation, corresponding to the issuance of 25,000 new shares of FF 1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees)66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 25,000 new shares to be issued is reserved to Mr Bernard Charles,

  RESOLVED FURTHER that the exercise price per share is equal to the closing price of one American Depositary Share of the Company on NASDAQ on June 17, 1998, times the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise per share,

  RESOLVED FURTHER, that the said warrants may be exercised up to 8,333 shares on or after June 18, 1999, up to 8,333 shares on or after June 18, 2000, and up to the remaining 8,334 shares on or after June 18, 2001,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he wishes so, his subscription rights. Moreover, had he not acquired his full rights, the Board of Directors may, as an exception to the foregoing, decide to increase the number of warrants, which he may exercise,

  RESOLVED FURTHER, that the warrants may be exercised in one or several lots, but at the latest on the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of the term of office as Director, within 90 days following such termination date,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to the spouse, a direct descendant or ascendant, a brother or a sister of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order:

  --to verify the number of shares issued following the exercise of the warrants and proceed to all formalities resulting from the relevant capital increases and modify the by-laws accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, to take all necessary steps and carry out any formal procedure useful to this issue,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees) 67-236 of March 23, 1967 to insert in article 6 of the by-laws the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

  "Mr. Bernard Charles, is a recipient of special advantages resulting from the grant of 25,000 warrants giving the right to subscribe to 25,000 shares by the shareholder meeting held on June 18, 1998. The special advantages consist in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise price per share corresponding to the estimated value of a share as of June 18, 1998".

SIXTEENTH RESOLUTION

  This resolution is to issue warrants to subscribe 15,000 shares of the Company to Mr. Albert Eisenstat without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to empower the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

  RESOLVED, in accordance with article 339-5 of the law n(degrees) 66-537 of July 24, 1966, to issue 15,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid in upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 15,000 warrants to Mr. Albert Eisenstat,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF 15,000, to be fully paid in upon subscription, either in cash or by compensation, corresponding to the issuance of 15,000 new shares of FF 1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 15,000 new shares to be issued is reserved to Mr. Albert Eisenstat,

  RESOLVED FURTHER, that the exercise price per share is equal to the closing price of one American Depositary Share of the Company on NASDAQ on June 17, 1998, times the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise per share,

  RESOLVED FURTHER, that the said warrants may be exercised up to 5,000 shares on or after June 18, 1999, up to 5,000 shares on or after June 18, 2000, and up to the remaining 5,000 shares on or after June 18, 2001,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he wishes so, his subscription rights. Moreover, had he not acquired his full rights, the Board of Directors may, as an exception to the foregoing, decide to increase the number of warrants, which he may exercise,

  RESOLVED FURTHER, that the warrants may be exercised in one or several lots, but at the latest on the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of the term of office as Director, within 90 days following such termination date,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to the spouse, a direct descendant or ascendant, a brother or a sister of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order:

  --to verify the number of shares issued following the exercise of the warrants and proceed to all formalities resulting from the relevant capital increases and modify the by-laws accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, to take all necessary steps and carry out any formal procedure useful to this issue,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees) 67-236 of March 23, 1967 to insert in article 6 of the by-laws the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

  "Mr. Albert Eisenstat is a recipient of special advantages resulting from the grant of 15,000 warrants giving the right to subscribe to 15,000 shares by the shareholder meeting held on June 18, 1998. The special advantages consist in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise price per share corresponding to the estimated value of a share as of June 18, 1998".

SEVENTEENTH RESOLUTION

  This resolution is to issue warrants to subscribe 15,000 shares of the Company to Mr. Arnold Silverman without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to empower the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

  RESOLVED, in accordance with article 339-5 of the law n(degrees) 66-537 of July 24, 1966, to issue 15,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid in upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 15,000 warrants to Mr. Arnold Silverman,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF 15,000, to be fully paid in upon subscription, either in cash or by compensation, corresponding to the issuance of 15,000 new shares of FF 1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 15,000 new shares to be issued is reserved to Mr. Arnold Silverman,

  RESOLVED FURTHER that the exercise price per share is equal to the closing price of one American Depositary Share of the Company on NASDAQ on June 17, 1998, times the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise per share,

  RESOLVED FURTHER, that the said warrants may exercised up to 5,000 shares on or after June 18, 1999, up to 5,000 shares on or after June 18, 2000, and up to the remaining 5,000 shares on or after June 18, 2001,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he wishes so, his subscription rights. Moreover, had he not acquired his full rights, the Board of Directors may, as an exception to the foregoing, decide to increase the number of warrants, which he may exercise,

  RESOLVED FURTHER, that the warrants may be exercised in one or several lots, but at the latest on the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of the term of office as Director, within 90 days following such termination date,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to the spouse, a direct descendant or ascendant, a brother or a sister of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order:

  --to verify the number of shares issued following the exercise of the warrants and proceed to all formalities resulting from the relevant capital increases and modify the by-laws accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, to take all necessary steps and carry out any formal procedure useful to this issue,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees) 67-236 of March 23, 1967 to insert in article 6 of the by-laws the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

  "Mr. Arnold Silverman is a recipient of special advantages resulting from the grant of 15,000 warrants giving the right to subscribe to 15,000 shares by the shareholder meeting held on June 18, 1998. The special advantages consist in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise price per share corresponding to the estimated value of a share as of June 18, 1998".

EIGHTEENTH RESOLUTION

  This resolution is to issue warrants to subscribe 10,000 shares of the Company to Mr. Philippe Claude without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to empower the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

  RESOLVED, in accordance with article 339-5 of the law n(degrees) 66-537 of July 24, 1966, to issue 10,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid in upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 10,000 warrants to Mr. Philippe Claude,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF10,000, to be fully paid in upon subscription, either in cash or by compensation, corresponding to the issuance of 10,000 new shares of FF1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 10,000 new shares to be issued is reserved to Mr. Philippe Claude,

  RESOLVED FURTHER that the exercise price per share is equal to the closing price of one American Depositary Share of the Company on NASDAQ on June 17, 1998, times the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise per share,

  RESOLVED FURTHER, that the said warrants may be exercised up to 5,000 shares on or after June 18, 1999, up to the remaining 5,000 shares on or after June 18, 2000,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he wishes so, his subscription rights. Moreover, had he not acquired his full rights, the Board of Directors may, as an exception to the foregoing, decide to increase the number of warrants, which he may exercise,

  RESOLVED FURTHER, that the warrants may be exercised in one or several lots, but at the latest on the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of the term of office as Director, within 90 days following such termination date,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to the spouse, a direct descendant or ascendant, a brother or a sister of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the financial year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order:

  --to verify the number of shares issued following the exercise of the warrants and proceed to all formalities resulting from the relevant capital increases and modify the by-laws accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, to take all necessary steps and carry out any formal procedure useful to this issue,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees) 67-236 of March 23, 1967 to insert in article 6 of the by-laws the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

  "Mr. Philippe Claude is a recipient of special advantages resulting from the grant of 10,000 warrants giving the right to subscribe to 10,000 shares by the shareholder meeting held on June 18, 1998. The special advantages consist in
(i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise price per share corresponding to the estimated value of a share as of June 18, 1998".

NINETEENTH RESOLUTION

  This resolution is to issue warrants to subscribe 5,000 shares of the Company to Mr. Vincent Worms without payment as consideration, to cancel shareholders' preferential right to such warrants and to the shares resulting from the exercise of such warrants, and to empower the Board of Directors to take all appropriate actions with respect to the grant of the share warrants.

  WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

  WHEREAS, this general meeting has acknowledged the report of the Board of Directors, the special report of the statutory auditor and the report of the special advantages auditor, and has noted that the share capital has been fully paid-up,

  RESOLVED, in accordance with article 339-5 of the law n(degrees) 66-537 of July 24, 1966, to issue 5,000 warrants, each warrant entitling to the subscription to one share of one franc nominal value, to be subscribed in cash or by way of compensation and to be fully paid in upon subscription,

  RESOLVED FURTHER, to cancel the preferential subscription rights for the warrants given to shareholders pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies and to reserve the subscription of the 5,000 warrants to Mr. Vincent Worms,

  RESOLVED FURTHER, to authorize the increase in share capital by an amount of FF5,000, to be fully paid in upon subscription, either in cash or by compensation, corresponding to the issuance of 5,000 new shares of FF1 nominal value each, to which the exercise of the warrants entitles,

  RESOLVED FURTHER, that the shareholders' preferential subscription right pursuant to article 183 of the law n(degrees) 66-537 of July 24, 1966 on commercial companies is hereby canceled and that the subscription of the 5,000 new shares to be issued is reserved to Mr. Vincent Worms,

  RESOLVED FURTHER that the exercise price per share is equal to the closing price of one American Depositary Share of the Company on NASDAQ on June 17, 1998, times the noon buying rate for French Francs as quoted by the Federal Reserve Bank of New York on such date,

  RESOLVED FURTHER, to approve the special advantages granted to the holder consisting in (i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise per share,

  RESOLVED FURTHER, that the said warrants may be fully exercised on or after June 18, 1999,

  RESOLVED FURTHER, that in the event the holder ceases to be a Director of the Company, the holder shall be entitled to exercise the warrants up to the number of vested shares as of the date of termination of office as Director, for a period of ninety (90) days as from such termination date,

  RESOLVED FURTHER, that in the event of merger or other change of control of the Company, the holder of the warrant will be notified and given the same information as if he were a shareholder in order to exercise, if he wishes so, his subscription rights. Moreover, had he not acquired his full rights, the Board of Directors may, as an exception to the foregoing, decide to increase the number of warrants, which he may exercise,

  RESOLVED FURTHER, that the warrants may be exercised in one or several lots, but at the latest on the earlier of the two following dates: (i) June 18, 2003, or (ii) in case of termination of the term of office as Director, within 90 days following such termination date,

  RESOLVED FURTHER, that given the particular advantages attached to the share warrants, the warrants shall not be transferable, except to the spouse, a direct descendant or ascendant, a brother or a sister of the holder,

  RESOLVED FURTHER, that the new shares will be subject to all provisions of the by-laws, will be assimilated to shares issued previously and will entitle the holder thereof to the rights attached to a share as from the first day of the fiscal year of the final accomplishment of the capital increases,

  RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits set above, in order:

  --to verify the number of shares issued following the exercise of the warrants and proceed to all formalities resulting from the relevant capital increases and modify the by-laws accordingly,

  --to make the necessary arrangements for ensuring that the protection of the holder of the share warrants, in the event of any financial transaction concerning the Company, is in compliance with all statutory and regulatory provisions in effect,

  --to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the resolution hereof, and to modify the by-laws consequently, and in general, to take all necessary steps and carry out any formal procedure useful to this issue,

  RESOLVED FURTHER, in accordance with article 55 of the decree n(degrees) 67-236 of March 23, 1967 to insert in article 6 of the by-laws the following in order to indicate therein the recipient's identity of special advantages and the nature of such advantages:

  "Mr. Vincent Worms is a recipient of special advantages resulting from the grant of 5,000 warrants giving the right to subscribe to 5,000 shares by the shareholder meeting held on June 18, 1998. The special advantages consist in
(i) the granting of such warrants without payment as consideration and (ii) the implementing of a fixed exercise price per share corresponding to the estimated value of a share as of June 18, 1998".

                                                                        ANNEX A

                             BUSINESS OBJECTS S.A.
                                SOCIETE ANONYME
                     WITH A SHARE CAPITAL OF FF 16,904,147
                    REGISTERED OFFICE : 1 SQUARE CHAPTAL -
                            92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994

                               ----------------

                          ORDINARY AND EXTRAORDINARY
               GENERAL MEETING OF SHAREHOLDERS ON JUNE 18, 1998

                         REQUEST FOR INFORMATION FORM

I, the undersigned,

residing at
     -----------------------

holder of         American Depositary Shares

hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

Executed in
     ---------------------

On
  ----------------------------

Documents to be returned to:

-------------------------------
(name)
-------------------------------
(address)
-------------------------------

Note : Pursuant to article 138 paragraph 3 of the decree of March 23, 1967, shareholders may, by single request, obtain from the company the documents mentioned in article 135 of the said decree upon the occurrence of each subsequent general meeting of shareholders.

                                          ---------------------------------
                                          (signature of holder)

                                                                         ANNEX B

                             BUSINESS OBJECTS S.A.
       1994 STOCK OPTION PLAN, PROPOSED TO BE AMENDED AS OF JUNE 18, 1998


     In accordance with the authorization granted by the extraordinary shareholders' meeting of August 17, 1994 the board of directors decided on October 27, 1994 in conformity with the provisions of Articles 208-1 et. seq. of the law No. 66-537 of July 24, 1966 concerning commercial companies, to adopt a plan for the grant to Beneficiaries (defined below) of options giving rights to subscribe shares of the Company. In furtherance of such decision the board of directors has approved and adopted the Business Objects S.A. 1994 Stock Option Plan, which was approved by the shareholders of the Company on June 21, 1995, and amended in accordance with the resolutions adopted at the extraordinary general meetings held on June 13, 1996, June 19, 1997 and June 18, 1998.

     The terms and conditions of the Business Objects S.A. 1994 Stock Option Plan, as amended, are set out below.

1.  PURPOSES OF THE PLAN
    --------------------

     The purposes of this Stock Option Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility;
     -  to provide additional incentive to Beneficiaries; and
     -  to promote the success of the Company's business.

     Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.

2.  DEFINITIONS. As used herein, the following definitions shall apply:
    -----------

(a)  "Share" means a share of the Common Stock, as adjusted from time to time in
      -----
     accordance with Section 11 of the Plan.

(b)  "Director" means a member of the Board.
      --------

(c)  "ADR" means an American Depositary Receipt evidencing an American
      ---
     Depositary Share corresponding to one Share of Common Stock.

(d)  "Shareholder Authorization" means the authorizations given by the
      -------------------------
     shareholders of the Company in an extraordinary general meeting held on August 17, 1994, June 13, 1996, June 19, 1997, and June 18, 1998 permitting the Board to grant Stock Options.

(e)  "Optionee" means a Beneficiary who holds at least one outstanding Option.
      --------

(f)  "Common Stock" means shares of common stock of the Company.
      ------------

(g)  "Code" means the United States Internal Revenue Code of 1986, as amended.
      ----

(h)  "Board" means the board of directors of the Company.
      -----

(i)  "Option Agreement" means a written agreement between the Company and an
      ----------------
     Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(j)  "Notice of Grant" means a written notice evidencing certain terms and
      ---------------
     conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(k)  "Beneficiary" means the Chief Executive Officer (President-Directeur
      -----------
     General) and Managing directors (Directeurs generaux) and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director's fee by the Company or an Affiliated Company shall be sufficient to constitute "employment" by the Company or an Affiliated Company.

(l)  "U.S. Beneficiary" means a Beneficiary of the Company or an Affiliated
      ----------------
     Company residing in the United States or otherwise subject to United States' laws and regulations.

(m)  "Exchange Act" means the United States Securities Exchange Act of 1934, as
      ------------
     amended.

(n)  "Subsidiary" means a "subsidiary corporation", whether now or hereafter
      ----------
     existing, as defined in Section 424(f) of the Code.

(o)  "Administrator" means the board of directors of the Company, as shall
      -------------
     administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;

(p)  "Disability" means total and permanent disability.
      ----------

(q)  "Incentive Stock Option" means an Option granted only to U.S. Beneficiaries
      ----------------------
     and intended to qualify as an incentive stock option within the meaning of
     Section 422 of the Code and the regulations promulgated thereunder.

(r)  "Law" means French law no. 66-537 dated July 24, 1966 concerning commercial
      ---
     companies.

(s)  "Applicable U.S. Laws" means the legal requirements relating to the
      --------------------
     administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

(t)  "Non-statutory Stock Option" means an Option which does not qualify as an
      --------------------------
     Incentive Stock Option.

(u)  "Officer" means a Beneficiary who is an officer of the Company or an
      -------
     Affiliated Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)  "Option" means a stock option granted pursuant to the Plan.
      ------

(w)  "Plan" means this 1994 Stock Option Plan, as amended.
      ----

(x)  "Option Exchange Program" means a program whereby outstanding Options are
      -----------------------
     surrendered in exchange for options with a lower exercise price.

(y)  "Continuous Status as a Beneficiary" means that the employment relationship
      ----------------------------------
     with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.

(z)  "Company" means Business Objects S.A., a corporation organized under the
      -------
     laws of the Republic of France.

(aa) "Affiliated Company" means a company which conforms with the criteria set
      ------------------
     forth in Article 208-4 of the Law as follows:

     - companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

     - companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and

     - companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

(bb) "Parent" means a "parent corporation", whether now or hereafter existing,
      ------
     as defined in Section 424(e) of the Code.

(cc) "Fair Market Value" means, as of any date, the French franc value of the
      -----------------
     U.S. $ value of one ADR corresponding to one Share of Common Stock calculated on the basis of the noon buying rates reported by the Federal Reserve Bank of New York (expressed in francs per $1.00).

     The Fair Market Value shall be determined as follows:

     (i) if the ADRs corresponding to Common Stock are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of an ADR shall be the closing sales price for such ADR (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading ADRs) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

     (ii) if the ADRs corresponding to Common Stock are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of an ADR shall be the mean between the high bid and low asked prices for the ADRs on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (iii) in the absence of an established market for the ADRs or the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

3.  STOCK SUBJECT TO THE PLAN
    -------------------------

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 3,750,000 Shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.  ADMINISTRATION OF THE PLAN
    --------------------------

    (a)  Procedure
         ---------

    The Plan shall be administered by the Administrator.

    (b)  Powers of the Administrator. Subject to the provisions of the Law, the
         ---------------------------
Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:

    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(cc) of the Plan;

    (ii)  to select the Beneficiaries to whom Options may be granted hereunder;

    (iii) to determine whether and to what extent Options are granted hereunder;

    (iv) to determine the number of Shares of Common Stock to be covered by each Option granted hereunder;

    (v)   to approve forms of agreement for use under the Plan;

    (vi) to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

    (vii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

   (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

   (ix) to modify or amend each Option (subject to Section 13(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

   (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

   (xi)   to decide and institute an Option Exchange Program;

   (xii)  to determine the terms and restrictions applicable to Options; and

   (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

   (c)   Effect of Administrator's Decision. The Administrator's decisions,
         ----------------------------------
determinations and interpretations shall be final and binding on all Optionees.

5.  LIMITATIONS
    -----------

    (a) In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:

    (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Affiliated Company, which

    (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)

exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of the grant.

    (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee's right or the Company's or Affiliated Company's right, as the case may be, to terminate such employment at any time, with or without cause.

    (c) The following limitations shall apply to grants of Options to
Beneficiaries:

    (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 150,000 Shares.

    (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 300,000 Shares to newly-hired Beneficiaries.

    (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

    (d) Other than as expressly provided hereunder, including Section 2 (a)(i) above, no member of the Board of Directors shall be eligible to receive an Option under the Plan.

6.  TERM OF PLAN
    ------------

     The Plan is effective and Options may be granted as of October 27, 1994, the date of the Plan's adoption by the Board. It shall continue in effect for a term of five (5) years unless terminated earlier under Section 13 of the Plan, so that Options may be granted hereunder until August 16, 1999.

7.  TERM OF OPTION
    --------------

     The term of each Option shall be stated in the Notice of Grant, as ten (10) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom subsidiary of the Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom shall have a term of seven (7) years less one day from the date of grant.

8.  OPTION EXERCISE PRICE AND CONSIDERATION
    ---------------------------------------

     (a)  Exercise Price
          --------------

     The per Share exercise price for the Shares to be issued pursuant to exercise of an Incentive Stock Option or a Non-statutory Stock Option shall be determined by the Administrator subject to the following:

         (A) In the case of an Option granted to a U.S. Beneficiary who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Option grants, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share.

         (B) In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share.

     (b) Waiting Period and Exercise Dates
         ---------------------------------

     At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

     (c)  Form of Consideration
          ---------------------

     The consideration to be paid for the Shares to be issued upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in French francs corresponding to the exercise price which may be paid either by :

     (1)  wire transfer ;
     (2)  check;
     (3) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the

          Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
     (4)  any combination of the foregoing methods of payment.

9.  EXERCISE OF OPTION
    ------------------

     (a) Procedure for Exercise ; Rights as a Shareholder
         ------------------------------------------------

     Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives : (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription form (bulletin de souscription) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

     Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.

     Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.

     (b)  Termination of Employment
          -------------------------

          Upon termination of an Optionee's Continuous Status as a Beneficiary, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee's termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c)  Disability of Optionee
          ----------------------

          In the event that an Optionee's Continuous Status as a Beneficiary terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the

Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d)  Death of Optionee
          -----------------

          In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

10.  NON-TRANSFERABILITY OF OPTIONS
     ------------------------------

     An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
     ------------------------------------------------------------------------
     SALE
     ----

     (a)  Changes in capitalization
          -------------------------

     In the event of the carrying out by the Company of any of the financial operations pursuant to Article 208-5 of the Law as follows:

     - issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;

     - capitalization of reserves, profits, issuance premiums or the distribution of free shares;

     - issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders;

     -  distribution of reserves in cash or portfolio securities; and

     -  capital reduction motivated by losses;

the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree n degree 67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.

     (b)  Dissolution or Liquidation
          --------------------------

     In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable.

     (c)  Merger or Asset Sale
          --------------------

          In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.  DATE OF GRANT
     -------------

     The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13.  AMENDMENT AND TERMINATION OF THE PLAN
     -------------------------------------

     (a)  Amendment and Termination
          -------------------------

         The Administrator may at any time amend, alter, suspend or terminate the Plan.

     (b)  Shareholder Approval
          --------------------

          The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     (c) Effect of Amendment or Termination
         ----------------------------------

         No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14.  CONDITIONS UPON ISSUANCE OF SHARES
     ----------------------------------

     (a)  Legal Compliance
          ----------------

          Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

     (b)  Investment Representations
          --------------------------

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.  LIABILITY OF COMPANY
     --------------------

     (a)  Inability to Obtain Authority
          -----------------------------

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

16.  LAW AND JURISDICTION AND LANGUAGE
     ---------------------------------

     This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre shall be exclusively competent to determine any claim or dispute arising in connection herewith.

     The Company, the Board and the Optionees recognize that the Plan has been prepared both in the French and the English language. The French version is the version that binds the parties; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of the Plan.
                                       *
                                 *     *     *

                             BUSINESS OBJECTS S.A.
                       1994 STOCK OPTION GRANT AGREEMENT
                                     PART I
                          NOTICE OF STOCK OPTION GRANT


[Optionee's Name and Address]


     You have been granted an option to subscribe Common Stock of the Company, subject to the terms and conditions of the 1994 Stock Option Plan (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         Grant Number:                   __________________
         Date of Grant:                  __________________
         Vesting Commencement Date:      __________________
         Exercise Price per Share:       FF _______________
         Total Number of Shares Granted: __________________
         Total Exercise Price:           FF _______________
         Type of Option:/1/              [Incentive Stock Option]
                                         [Nonstatutory Stock Option]
         Term/Expiration Date:           __________________

Vesting Schedule:
----------------

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

[Specific vesting schedule to be inserted]

Termination Period:
------------------

          This Option may be exercised for ninety (90) days after termination of the Optionee's employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

          By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

          The Company and the Optionee recognize that the Plan and this Agreement have been prepared both in the French and the English language. The French version is the version that binds the parties, which is to be signed by the Optionee and returned to the Company; notwithstanding this, the

----------------------
/1/ For U.S. beneficiaries only.

English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of this agreement.


OPTIONEE:                      BUSINESS OBJECTS S.A.


__________________________     By:_______________________
Signature
__________________________     Title:____________________
Print Name
__________________________
Residence Address
__________________________

                             BUSINESS OBJECTS S.A.
                       1994 STOCK OPTION GRANT AGREEMENT

                                    PART II

                              TERMS AND CONDITIONS

     1.   Grant of Option. The Plan Administrator of the Company hereby
          ---------------
grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to subscribe the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the 1994 Stock Option Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-statutory Stock Option.

     2.   Exercise of Option
          ------------------

          (a) Right to Exercise. This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached hereto (the "Exercise Notice"), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

          Upon the issuance of the Shares, the Optionee shall be entitled to receive such Shares in the form of American Depositary Shares by completing and signing the appropriate box of the Exercise Notice attached hereto.

     3.   Method of Payment. Payment of the aggregate Exercise Price shall be by
          -----------------
any of the following, or a combination thereof, at the election of the Optionee:

     (1)  wire transfer;
     (2)  check;
     (3) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
     (4)  any combination of the foregoing methods of payment.

     4.   Non-Transferability of Option. This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.   Terms of Option. Subject as provided in the Plan, this Option may be
          ---------------
exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.   Entire Agreement; Governing Law. The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.

     Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the Tribunal de Grande Instance of Nanterre.

                               CONSENT OF SPOUSE



                         (TO BE SIGNED BY RESIDENTS OF
                CALIFORNIA AND OTHER COMMUNITY PROPERTY STATES)

          The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                      ___________________________________
                                      Spouse of Optionee

                             BUSINESS OBJECTS S. A.
             with a registered capital of French Francs  16,492,297
                               A  Societe Anonyme
                      Registered office: 1 square Chaptal
                             92300 Levallois-Perret
                                     France
                        R. C. S.: Nanterre B 379 821 994


                  OPTION EXERCISE NOTICE AND SUBSCRIPTION FORM


--------------------------------------------------------------------------------
To:           Client Services
              AST StockPlan, Inc.

Fax to:       (718) 921 8319

Then mail
original to:  AST StockPlan, Inc.
              40 Wall Street
              New York, NY 10005
              U.S.A.

Phone:        (718) 921 8100

From:              (Please print clearly)

-------------------------------------               --------------------------
Name                                                Date

Home Address

-----------------------------        --------------        -------------------
Home Phone                           Business Phone        Business Fax
--------------------------------------------------------------------------------

                                  BACKGROUND EXPLANATION

  Business Objects, S.A. (the "Company") has previously adopted three stock option plans: the 1991 Option Plan, the 1993 Option Plan, and the 1994 Option Plan (collectively, the "Plans").

  The undersigned is the holder of certain options (the "Options") to purchase the Company's Ordinary Shares (the "Shares"), nominal value of one French franc, under the Plans. In connection with each stock option, the undersigned has entered into a stock option agreement or agreements dated as of various grant dates (the "Grant Dates").

  The Company has previously entered into a Deposit Agreement dated September 22, 1994 with The Bank of New York, amended and reinstated on May 8, 1996. Pursuant to this Deposit Agreement, Shares are deposited with Banque Paribas as custodian for The Bank of New York. The Bank of New York then issues one American Depositary Share ("ADS") for one Share. These ADSs can be held in a brokerage account or actual certificates can be issued which are called American Depositary Receipts ("ADRs").

  The ADSs are publicly traded on the Nasdaq National Market system. Alex. Brown & Sons Incorporated ("Alex. Brown") is a market maker in the ADSs.

  Alex. Brown has agreed with the Company to facilitate the exercise of Options and sale of ADSs by Company employees.

  AST StockPlan, Inc. is a stock administration service which has been retained by the Company to assist in the administration and monitoring of stock sales and transfers and the exercise of Options.

                                  #     #     #

  Part 1 of this Option Exercise Notice and Subscription Form relates to information required by the Company, Alex. Brown and AST StockPlan.

  Part 2 of this Option Exercise Notice and Subscription Form relates to other agreements, authorizations and representations required by U.S. and French law.

                    =======================================
                                    PART 1
                    =======================================

-------------------------------------------------------------------------------
A.  OPTIONS TO BE EXERCISED (purchased):
-------------------------------------------------------------------------------

     I hereby give notice effective as of the date set forth on the signature page, that I wish to exercise the Option or Options granted to me at the per share exercise prices set forth below, and to subscribe for such Shares.

   Plan            Grant          # Vested Options                     Granted                         Total
 ('91, '93         Date            being Exercised                Price per Ordinary               Exercise Price
   or '94)                         (Ordinary Shares)                     Share                    (in French Francs)
                                                                   (French Francs)
                                                          X                             =
-----------      ---------         -----------------               --------------                 -----------------
                                                          X                             =
-----------      ---------         -----------------               --------------                 -----------------
                                                          X                             =
-----------      ---------         -----------------               --------------                 -----------------
                                                          X                             =
-----------      ---------         -----------------               --------------                 -----------------

TOTAL NUMBER OF
OPTIONS EXERCISED:
                   ---------------
TOTAL # OF ADSs
                   ---------------
TOTAL EXERCISE PRICE DUE TO BUSINESS OBJECTS:
(in French Francs)
                                                 ----------------
-------------------------------------------------------------------------------
B.  METHOD OF PAYMENT:
-------------------------------------------------------------------------------

______ Cash Exercise - e.g. International Money Order or Eurocheque or Bank Wire or Bank Draft or Personal check in French Francs. (Complete Section C1.) I will be responsible to separately pay all applicable taxes and fees.

______ Cashless Exercise/Same-Day-Sale. I authorize Alex. Brown & Sons to pay/loan out of my account to Business Objects the sum of (i) the total exercise amount listed above /1/, and (ii) all applicable taxes and fees (Complete Sections C2 and D.)

------------------
/1/ I understand that this amount shall be paid in U.S. dollars and will create a temporary indebtedness owed by the Company. This temporary indebtedness will be discharged by the issuance of the subscribed shares.

--------------------------------------------------------------------------------
C.  EXERCISE (purchase) AND/OR SALE INSTRUCTIONS:
--------------------------------------------------------------------------------

______    1.   Exercise and Hold - No Sale (Cash Exercise only).

          ___  Deliver ADSs to my Alex. Brown account number
               ______________________ and mail me acknowledgment at mailing address indicated below.

          ___ Register shares in a shareholder account opened in my name with the Company or its authorized intermediary.

          ___ Mail an ADR representing my ADSs to me at the mailing address indicated below.

______    2.   Exercise and Sell - "Same Day Sale."  Sell the number of ADSs per my verbal orders to Alex. Brown.  I understand that I must
                  ------
               exercise and sell enough ADSs at the market price equal to the sum of (i) the aggregate option exercise price in Section A, and
               (ii) all applicable taxes and fees. Treat the balance of the ADSs as follows:

          ___  Hold the balance of my ADSs in my Alex. Brown account  number
               ___________________ and mail me acknowledgment at mailing address indicated below.

          ___ Mail the balance of my ADSs as an ADR to me at the mailing address indicated below.


MAILING ADDRESS:


     (Name)  ______________________

     (Address) _____________________

               _____________________

--------------------------------------------------------------------------------
D.  USE OF PROCEEDS FROM SALE (to be paid in U.S. $):
--------------------------------------------------------------------------------

______    Credit my Alex. Brown money market fund account.

______    Mail proceeds from above sale to address listed below. (*)
          (a U.S. $ check takes several weeks to clear internationally)

______ Wire proceeds to my bank account using the wire instructions listed below. (**)
          (there will be a US $30.00 wire charge)

(*)  For Mailing:

(Name)  __________________________

(Address)_________________________

         _________________________

(**) For Wiring Proceeds:

(Bank Name)_______________________

(Bank Address)____________________

(Bank Code #)_____________________

(Bank Account #)__________________

                        ===============================
                                    PART 2
                        ===============================

--------------------------------------------------------------------------------
E.  ADS DELIVERY NOTICE:
--------------------------------------------------------------------------------
     I elect to have the Shares delivered in the form of American Depositary Shares and instruct the Company to deposit them with The Bank of New York pursuant to the Deposit Agreement, unless I have elected to have my Shares registered in a shareholder account opened in my name with the Company or its authorized intermediary.

--------------------------------------------------------------------------------
F.  REPRESENTATIONS AND WARRANTIES:
--------------------------------------------------------------------------------

    In connection with the exercise of the Option(s), I hereby represent, warrant, covenant, acknowledge and agree as follows:

          I have received and reviewed the Company's registration statement on Form S-8 relating to the Plan(s).

          I have received, read and understood the Plan(s) and the Option Agreement(s) and agree to abide by and be bound by their terms and conditions.

          My investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within my risk capital means and is not so great in relation to my total financial resources as would jeopardize my or my family's personal financial needs in the event such investment is lost in whole or in part.

          The Company has made no warranties or representations to me with respect to the income tax consequences of the transactions contemplated hereby and I am in no manner relying on the Company or its representatives for an assessment of such tax consequences. I understand that I may suffer adverse tax consequences as a result of my subscription or disposition of the Shares. I have had the opportunity to consult with my tax consultant in connection with the exercise of the options or disposition of the Shares.

          Any sale of ADSs shall be made through my Alex Brown & Sons account.

          I authorize Business Objects to withhold from the sales proceeds income tax and/or social charges, if any, which I am liable for in connection with the exercise of the options or the disposition of the Shares. In the absence of sales proceeds, or in the event sales proceeds are not sufficient to cover my personal income tax and/or social charges liability, I will reimburse Business Objects for any and all amounts paid by Business Objects on my behalf.

--------------------------------------------------------------------------------
G.  RIGHTS AS SHAREHOLDER:
--------------------------------------------------------------------------------

     Until the issuance (as evidenced by the appropriate entry on the books of the Company or of an authorized intermediary on behalf of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. (No adjustment will be made for rights in respect of which the record date is prior to the issuance date for the Shares, except as provided in the Plans.)


--------------------------------------------------------------------------------
H.  ENTIRE AGREEMENT; GOVERNING LAW:
--------------------------------------------------------------------------------

     The Plan(s) and Option Agreement(s) are incorporated herein by reference. This Exercise Notice and Subscription Form, the Plan(s) and the Option Agreement(s) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the undersigned with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and me. This agreement is governed by the laws of the Republic of France.

     I hereby understand that the instructions contained in this Option Exercise Notice and Subscription Form are standing until changed in writing. I also understand that all original forms needed for opening an account must be received by Alex. Brown & Sons prior to sending out the proceeds.


NOTE: ABOVE SIGNATURE, PLEASE PRINT: "VALID FOR SUBSCRIPTION TO __________/2/ SHARES"

----------------------------------------      -------------------------
Employee Signature                            Date

----------------------------------------      -------------------------
Approved by Stock Administration Service      Date

----------------
/2/ Insert total number of options being exercised from page 3.

                                                                         ANNEX C

                             BUSINESS OBJECTS S.A.

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
     AS PROPOSED TO BE AMENDED AT THE SHAREHOLDERS MEETING OF JUNE 18, 1998



     The following constitute the provisions of the 1995 International Employee Stock Purchase Plan of Business Objects S.A, as amended pursuant to the extraordinary general meetings of shareholders of June 13, 1996, June 19, 1997 and June 18, 1998.



1.  Purpose.  The purpose of the Plan is to provide employees of the Company and
    -------
its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.
         -----------

          (A) "ADR" shall mean an American Depositary Receipt evidencing
               ---
American Depositary Shares corresponding to shares of Common Stock.

          (B) "ADS" shall mean an American Depositary Share corresponding to
               ---
shares of Common Stock.

          (C) "Board" shall mean the Board of Directors of Business Objects S.A.
               -----

          (D) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (E) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (F) "Company" shall mean Business Objects S.A., a corporation
               -------
organized under the laws of the Republic of France.

          (G) "Compensation" shall mean all base straight time gross earnings
               ------------
and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (H) "Custodian" shall mean Banque Paribas, or any successor or
               ---------
successors thereto.

          (I) "Depositary" shall mean the Bank of New York, or any successor or
               ----------
successors thereto.

          (J) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (K) "Employee" shall mean any individual who is an Employee of the
               --------
Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (L) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

          (M) "Exercise Date" shall mean the last day of each Offering Period.
               -------------

          (N) "Fair Market Value" means, as of any date, the French franc value
               -----------------
of the U.S. dollar value of of one ADS (or such other fraction of an ADS which corresponds, on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period, to one Share of Common Stock) calculated with reference to the noon buying rate reported by the
                                               ----
Federal Reserve Bank of New York (expressed in francs per $1.00) on the Exercise Date.

          The U.S. $ value of one ADS (or such other appropriate fraction of an ADS as determined in the immediately preceding paragraph) corresponding to one Share of Common Stock shall be determined as follows:

              (1) If the ADSs corresponding to Common Stock are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of an ADS shall be the closing price for such ADS (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading ADSs) on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (2) If the ADSs corresponding to Common Stock are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market value of an ADS shall be the mean between the high bid and low asked prices for the ADSs on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (3) In the absence of an established market for the ADSs or the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (O) "Offering Period" shall mean a period of approximately six (6)
               ---------------
months, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (P) "Plan" shall mean this 1995 International Employee Stock Purchase
               ----
Plan.

          (Q) "Purchase Price" shall mean an amount equal to 85% of the Fair
               --------------
Market Value of a share of Common Stock on the last Trading Day prior to the Enrollment Date or to 85% of the Fair Market Value of a share of Common Stock on the Exercise Date, whichever is lower.

          (R) "Reserves" shall mean the maximum number of shares of Common Stock
               --------
which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

          (S) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (T) "Trading Day" shall mean a day on which national stock exchanges
               -----------
and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

          (U) "Trust" shall mean the trust created by the Business Objects S.A.
               -----
Employee Benefits Trust Agreement, attached hereto as Exhibit C.

          (V) "Trustee" shall mean the trustee or trustees of the Trust.
               -------

     3.  Eligibility.
         -----------

          (A) Any Employee (as defined in Section 2(k)), who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

          (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the ADSs at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering Periods.  The Plan shall be implemented by consecutive
         ----------------
Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.  Participation.
         -------------

          (A) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's or a Designated Subsidiary's payroll office prior to the applicable Enrollment Date.

          (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.  Payroll Deductions.
         ------------------

          (A) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company's Plan d'Epargne d'Entreprise (the "Employee Savings Plan"), not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.

          (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company or a Designated Subsidiary a new subscription agreement authorizing a change in payroll deduction rate. The Board or board of directors of a Subsidiary, as the case may be, may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's or Designated Subsidiary's receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

          (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") in which the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's or Designated Subsidiary's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant's compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.  Grant of Option.  On the Enrollment Date of each Offering Period, each
         ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock (in the form of ADSs) determined by dividing such Employee's payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 5,000 shares of Common Stock, subject to adjustment as provided in Section 18 hereof; and provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

     8.  Exercise of Option.  With respect to each Exercise Date, the Company
         ------------------
shall issue shares of Common Stock to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in
Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of shares of Common Stock (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such participant by the Trustee at the applicable Purchase Price with the accumulated payroll deductions in his or her account with the Trust, and transferred to the Custodian to be deposited by the Custodian with the Depositary as ADSs; provided, however, no shares shall be purchased which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full ADS shall be retained in the participant's account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase ADSs hereunder is exercisable only by him or her.

     9.  Delivery.  As promptly as practicable after each Exercise Date on which
         --------
a purchase of shares occurs, the Trustee shall arrange the delivery of ADSs to the Depositary by the Custodian representing the shares purchased upon exercise of options by the Trustee for the participating Employees.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (A) A participant may withdraw all but not less than all the payroll deductions credited to his or her account with the Company or Designated Subsidiary at any time prior to the transfer of funds made pursuant to Section 6(b) by giving written notice to the Company or Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company or Designated Subsidiary a new subscription agreement.

          (B) Upon a participant's ceasing to be an Employee (as defined in Section 2(k) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (C) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (A) The maximum number of shares of the Company's Common Stock authorized for sale under the Plan shall be 218,132 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Capital increases to meet the Company's obligations under the Plan shall be determined and approved at extraordinary shareholders' meeting to be held at the same time as the annual shareholders' meetings of the Company, as necessary.

          (B) The Board shall from time to time reserve and issue to the Trust a number of shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall distribute all of the shares remaining available for purchase under the Plan to the Trust, which shall make a pro rata allocation to the participating Employees.

          (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

          (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.

     13.  Administration.
          --------------

          (A) Administrative Body.  The Plan shall be administered by the Board
              -------------------
(or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Board from time to time. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (B) Rule 16b-3 Limitations.  Notwithstanding the provisions of
              ----------------------
Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, and Rule 16b-3 or such successor provision is applicable to the Plan, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of

Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
          --------------------------

          (A) A participant, except for a participant who is an Employee of Business Objects U.K., may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust agreement attached hereto as Exhibit C.

     17.  Reports.  Individual accounts will be maintained for each
          -------
participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of ADSs purchased and the remaining cash balance, if any, for the period covered by such statement.

     18.  Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (A) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (B) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(a), unless otherwise provided by the Board.

          (C) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.  Amendment or Termination.
          ------------------------

          (A) The Board, but not the board of directors of a Subsidiary, may at any time and for any reason terminate or amend the Plan. Except as provided in
Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. In the event that an Offering Period is terminated (or the Plan is terminated during an Offering Period), any and all accumulated payroll deductions shall be returned to the participating Employees. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (B) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's or Designated Subsidiary's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.

     21.  Conditions Upon Issuance.  Neither ADSs nor ADRs shall be issued by
          ------------------------
the Depositary with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Custodian, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Law No. 66-537 of July 24, 1966 relating to commercial companies, and the requirements of any stock exchange upon which the ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23.  Governing Law and Jurisdiction.  This Plan shall be governed by and
          ------------------------------
construed in accordance with the laws of the State of California, except for that body of law pertaining to conflicts of laws.

                                  EXHIBIT A
                                  ---------


                             BUSINESS OBJECTS S.A.
                             ---------------------

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                            PARTICIPATION AGREEMENT

                             [U.S. EMPLOYEES ONLY]


_____ Original Application                         Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   _____________________________________ hereby elects to participate in the
     Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan") and to purchase ADSs of the Company in accordance with this Participation Agreement and the International Employee Stock Purchase Plan.

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (together with amounts contributed under the Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan. (Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of ADSs at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete "International Employee Stock Purchase Plan." I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
     __________________________________________

6. I understand that if I dispose of any ADSs received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such ADSs), I will be treated for United States federal income tax purposes (if subject to such taxes) as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the ADSs at the time such ADSs were purchased by me over the price which I paid for the ADSs. I
                                                                               -
     hereby agree to notify the Company in writing within 30 days after the date
     ---------------------------------------------------------------------------
     of any disposition of ADSs and I will make adequate provision for Federal,
     --------------------------------------------------------------------------
     state or other tax withholding obligations, if any, which arise upon the
     ------------------------------------------------------------------------
     disposition of the ADSs.  The Company or any of its Subsidiaries may, but
     -----------------------
     will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company or any of its Subsidiaries any tax deductions or benefits attributable to sale or early disposition of ADSs by me. If I dispose of such ADSs at any time after the expiration of the 2-year holding period, I understand that I will be treated for United States federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the ADSs at the time of such disposition over the purchase price which I paid for the ADSs, or (2) 15% of the fair market value of the ADSs on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and ADSs due me under the Employee Stock Purchase Plan:



NAME:  (Please print) _________________________________________________
                     (First)          (Middle)          (Last)

______________________________________________________________
Relationship to Employee                 (Address)
                              _____________________________________
                                         (Address)

NAME:  (Please print) _________________________________________________
                     (First)          (Middle)    (Last)

______________________________________________________________
Relationship to Employee                       (Address)
                              _____________________________________
                                         (Address)

Employee's Social
Security Number:              _____________________________________

Employee's Address:           _____________________________________

                              _____________________________________


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________     _____________________________________
                              Signature of Employee



                              _____________________________________
                              Spouse's Signature
                              (If beneficiary other than spouse)

                                  EXHIBIT A-1
                                  -----------


                             BUSINESS OBJECTS S.A.
                             ---------------------

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                            PARTICIPATION AGREEMENT

                             [NON-U.S. EMPLOYEES]


_____ Original Application                         Enrollment Date: __________
_____ Change in Payroll Deduction Rate


1.   _____________________________________ hereby elects to participate in the
     Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan").

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (together with amounts contributed under the Company's Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan. (Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing shares of Common Stock at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):
     __________________________________________

6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:

     (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;

     (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes;

     (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise."

     (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.

7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.

8. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Employee's Taxpayer
Identification Number:    ___________________________________


Employee's Address:               ___________________________________

                                  ___________________________________

                                  ___________________________________

Dated: ___________________   ___________________________________
                                    Signature of Employee

                                   EXHIBIT B
                                   ---------


                             BUSINESS OBJECTS S.A.
                             ---------------------

                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Business Objects
S.A.        1995 International Employee Stock Purchase Plan which began on
___________ 19____ (the "Enrollment Date") hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.


                                    Name and Address of Participant:

                                    _______________________________

                                    _______________________________

                                    _______________________________


                                    Signature:

                                    _______________________________


                                    Date: _________________________

                            BUSINESS OBJECTS S.A.

             INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
     (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON JUNE 12, 1998)


        The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 20, 1998 at the Annual General Meeting of Shareholders of Business Objects S.A. to be held in France, on June 18, 1998 (first call) and if needed for second call on June 28, 1998 and any adjournments thereafter, in respect of the resolutions specified in the Notice of Meeting.

NOTES:

    Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.

1. It is understood that if the Depositary receives a signed but unmarked Voting Instruction Card, the Depositary will cause the Deposited Securities to be voted as recommended by the Board of Directors of the Company.

2. The Depositary will not vote or cause to be voted the Deposited Securities in respect of a Voting Instruction Card which is incorrectly completed or illegible.

3. Counter-proposals or amendments to proposals will be voted against unless approved by the Board of Directors.


                    (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

The Bank of New York, as Depositary, has been advised by the Company that Management recommends a vote in favor of all resolutions. The Bank of New York, as Depositary, makes no recommendation with regard to voting on any of the resolutions in the Annual General Meeting of Shareholders:


                 FOR     AGAINST                               FOR     AGAINST                              FOR     AGAINST
Resolution 1     [  ]      [  ]               Resolution 8     [  ]      [  ]              Resolution 15    [  ]      [  ]

Resolution 2     [  ]      [  ]               Resolution 9     [  ]      [  ]              Resolution 16    [  ]      [  ]

Resolution 3     [  ]      [  ]               Resolution 10    [  ]      [  ]              Resolution 17    [  ]      [  ]

Resolution 4     [  ]      [  ]               Resolution 11    [  ]      [  ]              Resolution 18    [  ]      [  ]

Resolution 5     [  ]      [  ]               Resolution 12    [  ]      [  ]              Resolution 19    [  ]      [  ]

Resolution 6     [  ]      [  ]               Resolution 13    [  ]      [  ]

Resolution 7     [  ]      [  ]               Resolution 14    [  ]      [  ]

                                     The Voting Instructions must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instructions must be executed by a duly authorized Officer or Attorney. In the case of joint holders, the signature of any one will suffice.

                                     Dated:                             , 1998
                                           -----------------------------

                                     -----------------------------------------
                                                      Signature

                                     -----------------------------------------
                                             Signature, if held jointly

                         VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK. [  ]

SIGN, DATE AND RETURN THE FORM PROMPTLY USING THE ENCLOSED ENVELOPE.